PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED APRIL 5, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

AMERISERV FINANCIAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED APRIL 5, 2023
NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT
AMERISERV FINANCIAL, INC.
P.O. BOX 430
JOHNSTOWN, PENNSYLVANIA 15907-0430
To Be Held [•], 2023. Mailed to Security Holders on or about [•], 2023.

PRELIIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED APRIL 5, 2023
AmeriServ Financial, Inc.
P.O. Box 430
Johnstown, Pennsylvania 15907-0430
814-533-5300
[•], 2023
Dear Fellow Shareholder:
You are cordially invited to attend the 2023 Annual Meeting of Shareholders or any adjournments or postponements thereto (the “Annual Meeting”) of AmeriServ Financial, Inc. (the “Company”) scheduled to be held virtually on [•], 2023 at [•] [AM/PM], Eastern Time, at [•].
Your vote is being solicited on behalf of our board of directors (the “Board”). You are being asked to: (i) vote on the election of three Class I director nominees to the Board, (ii) approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulative voting in director elections (the “Articles Amendment”), (iii) approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement, and (iv) ratify the appointment of S.R. Snodgrass P.C. (“Snodgrass”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
It is very important that you vote, regardless of the number of shares you own or whether you are able to attend the meeting virtually. Our Board urges you to read the accompanying proxy statement and recommends that you vote “FOR” our proposed nominees for election to the Board, “FOR” the Articles Amendment, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement, and “FOR” the ratification of the appointment of Snodgrass as the Company’s independent registered public accounting firm for 2023. Please complete, sign and date your GOLD proxy card and return it in the envelope provided, even if you plan to attend the Annual Meeting. You may also vote over the Internet by following the instructions on the enclosed GOLD proxy card. This will not prevent you from voting virtually at the Annual Meeting but will ensure that your vote is counted even if you are unable to attend. The proxy statement and the GOLD proxy card are first being made available to shareholders on or about [•], 2023.
Your vote will be especially important this year. As you may know, a shareholder group consisting of J. Abbott R. Cooper, Julius D. Rudolph and Brandon L. Simmons, collectively with Driver Management Company LLC and its affiliates (collectively, the “Driver Group”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate three director candidates (collectively, the “Purported Driver Nominees”) for election to the Board at the Annual Meeting. The Company has informed the Driver Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Bylaws (the “Bylaws”) as a result of certain material omissions and other material deficiencies. On March 17, 2023, the Company filed a complaint with the Court of Common Pleas for Cambria County, Pennsylvania against the Driver Group seeking a declaratory judgment that (i) the Company properly rejected the Purported Nomination Notice in accordance with the Bylaws and (ii) due to such rejection, the Driver Group has no right to nominate any candidates for election as directors at the Annual Meeting. On March 29, 2023, Driver Opportunity Partners I LP filed a complaint in the United States District Court for the Western District of Pennsylvania against the Company and the Board. The Driver Group filed a motion for a preliminary injunction in that case seeking, among other things, to enjoin the Annual Meeting until the court determines whether the Purported Nomination Notice was properly rejected. These proceedings are pending. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Driver Group will be disregarded, and no proxies voted in favor of the Purported Driver Nominees will be recognized or tabulated at the Annual Meeting.
As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the GOLD proxy card accompanying this proxy statement does not include the names of the Purported Driver Nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying GOLD proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to include the names of the Purported Driver Nominees on a universal proxy card and will mail the revised proxy statement and GOLD universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s GOLD proxy card accompanying this proxy statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials.
Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Driver Group, including proxy statements and proxy cards. WE URGE YOU TO VOTE ONLY ON THE GOLD PROXY CARD FOR OUR BOARD’S PROPOSED NOMINEES —  RICHARD W. BLOOMINGDALE, DAVID J. HICKTON, AND DANIEL A. ONORATO, TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE DRIVER GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE DRIVER GROUP. We are not responsible for the accuracy of any information provided by or relating to the Driver Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Driver Group or any other statements that the Driver Group or their representatives have made or may otherwise make.
The attached Notice of 2023 Annual Meeting of Shareholders and proxy statement describe in detail the matters to be acted on at the Annual Meeting. After reading the Notice of 2023 Annual Meeting of Shareholders and the proxy statement, please vote over the Internet as instructed in the proxy statement or on the GOLD proxy card. If you received a paper copy of the GOLD proxy card by mail, you may also vote by signing, dating and mailing the GOLD proxy card in the envelope provided. Instructions regarding these methods of voting are contained in the proxy statement and on the GOLD proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.
If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Driver Group, you can revoke that proxy and have your shares voted for the Board’s candidates and on other matters to be voted on at the Annual Meeting by completing, signing, dating, returning and voting “FOR” the Board’s candidates on the enclosed GOLD proxy card, by following the instructions provided on the GOLD proxy card to submit a proxy over the Internet or by attending the Annual Meeting and voting your shares virtually.
We appreciate and encourage shareholder participation in the Company’s affairs. We are confident that our Board candidates possess the right professional background, skills, expertise and reputation to serve effectively as directors. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize shareholder value.
THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S
NOMINEES — RICHARD W. BLOOMINGDALE, DAVID J. HICKTON, AND DANIEL A. ONORATO — USING THE ENCLOSED GOLD PROXY CARD
The Board candidates named in the proxy statement and on the enclosed GOLD proxy card were approved by the Board to stand for election upon recommendation of the Board’s Nominating/Corporate Governance Committee. After reading the Notice of 2023 Annual Meeting of Shareholders and the proxy statement, please mark your votes on the accompanying GOLD proxy card or voting instruction form, sign it and return it in the accompanying postage-paid envelope. You may also vote by submitting a proxy over the Internet as instructed in the proxy statement or on the GOLD proxy card or voting instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.
It is very important that you vote. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet or by mailing the GOLD proxy card or voting instruction form. Returning the proxy card or voting over the Internet does not deprive you of your right to attend the Annual Meeting and to vote your shares. Please review the instructions with respect to your voting options described in the accompanying proxy statement and on your GOLD proxy card or voting instruction card.
Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.
Respectfully yours,
Jeffrey A. Stopko
President & Chief Executive Officer
If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED APRIL 5, 2023
AmeriServ Financial, Inc.
P. O. Box 430
Johnstown, Pennsylvania 15907-0430
NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
To Our Shareholders:
NOTICE IS HEREBY GIVEN THAT the 2023 Annual Meeting of Shareholders and any adjournments or postponements thereto (the “Annual Meeting”) of AmeriServ Financial, Inc. (the “Company”) is scheduled to be held virtually on [•], 2023 at [•] [AM/PM], Eastern Time, at [•].
At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:
1.
the election of three Class I director nominees of the Company’s board of directors (the “Board”), each to serve until the 2026 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been duly elected and qualified (Matter No. 1);

2.
the approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulative voting in director elections (the “Articles Amendment”) (Matter No. 2);

3.
an advisory vote to approve the compensation of the named executive officers of AmeriServ Financial, Inc. (Matter No. 3);

4.
the ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Matter No. 4); and

5.
such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of 2023 Annual Meeting of Shareholders. The Board recommends a vote “FOR” each of the three director candidates named in the accompanying proxy statement and a vote “FOR” each of Matters Nos. 2, 3, and 4 on the enclosed GOLD proxy card. The proxy statement and GOLD proxy card are first being made available to shareholders on or about [•], 2023.
Only shareholders of record of the Company at the close of business on [•], 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this Notice of 2023 Annual Meeting of Shareholders may be taken without further notice to shareholders, unless required by law or the Company’s Amended and Restated Bylaws (the “Bylaws”).
The Board is pleased to nominate each of Richard W. Bloomingdale, David J. Hickton, and Daniel A. Onorato as a director on our Board. Your vote is very important. All shareholders as of the Record Date are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can submit your proxy by accessing the Internet site described on the GOLD proxy card or voting instruction form provided to you or completing, signing, and dating the GOLD proxy card or voting instruction form and returning it to the Company in the enclosed envelope, which requires no postage if mailed in the United States. You can complete and submit the enclosed GOLD proxy card or voting instruction form even if your shares were sold after the Record Date.
If your shares of common stock are held in a brokerage account or by a bank or other nominee (i.e., your shares are held in “street name”), then you will receive voting instructions from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker, bank, or other nominee to vote your shares on the GOLD proxy card. The proxy is revocable and will not affect your right to vote if you attend the Annual Meeting virtually.
Your vote will be especially important this year. As you may know, a shareholder group consisting of J. Abbott R. Cooper, Julius D. Rudolph and Brandon L. Simmons, collectively with Driver Management Company

LLC and its affiliates (collectively, the “Driver Group”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate three director candidates (collectively, the “Purported Driver Nominees”) for election to the Board at the Annual Meeting. The Company has informed the Driver Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws as a result of certain material omissions and other material deficiencies. On March 17, 2023, the Company filed a complaint with the Court of Common Pleas for Cambria County, Pennsylvania against the Driver Group seeking a declaratory judgment that (i) the Company properly rejected the Purported Nomination Notice in accordance with the Bylaws and (ii) due to such rejection, the Driver Group has no right to nominate any candidates for election as directors at the Annual Meeting. On March 29, 2023, Driver Opportunity Partners I LP filed a complaint in the United States District Court for the Western District of Pennsylvania against the Company and the Board. The Driver Group filed a motion for a preliminary injunction in that case seeking, among other things, to enjoin the Annual Meeting until the court determines whether the Purported Nomination Notice was properly rejected. These proceedings are pending. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Driver Group will be disregarded, and no proxies voted in favor of the Purported Driver Nominees will be recognized or tabulated at the Annual Meeting.
As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the GOLD proxy card accompanying this proxy statement does not include the names of the Purported Driver Nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying GOLD proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to include the names of the Purported Driver Nominees on a universal proxy card and will mail the revised proxy statement and GOLD universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s GOLD proxy card accompanying this proxy statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a GOLD universal proxy card.
Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Driver Group, including proxy statements and proxy cards. OUR BOARD URGES YOU TO VOTE ONLY ON THE GOLD PROXY CARD FOR OUR BOARD’S PROPOSED NOMINEES — RICHARD W. BLOOMINGDALE, DAVID J. HICKTON, AND DANIEL A. ONORATO, TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE DRIVER GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE DRIVER GROUP. We are not responsible for the accuracy of any information provided by or relating to the Driver Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Driver Group or any other statements that the Driver Group or their representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of the Driver Group.
If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Driver Group, you can revoke that proxy and have your shares voted for the Board’s candidates and on other matters to be voted on at the Annual Meeting by completing, signing, dating, returning and voting for the Board’s candidates on the enclosed GOLD proxy card, by following the instructions provided on the GOLD proxy card to submit a proxy over the Internet or by attending the Annual Meeting and voting your shares virtually.
The Board’s candidates for election as directors of the Company are listed in the accompanying proxy statement and on the GOLD proxy card. The Board strongly recommends that you vote on the GOLD proxy card or voting instruction form “FOR” the election of Richard W. Bloomingdale, David J. Hickton, and Daniel A. Onorato as Class I directors. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD AND PROMPTLY SUBMIT YOUR

PROXY OVER THE INTERNET OR MAIL AS DESCRIBED ON THE GOLD PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE GOLD PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL OWNER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.
This notice, the accompanying proxy statement and form of proxy are sent to you by order of the Board.
Sharon M. Callihan
Corporate Secretary
Johnstown, Pennsylvania
[•], 2023

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD VIRTUALLY ON [•], 2023.
This Notice of 2023 Annual Meeting and proxy statement, GOLD proxy card and 2022 annual report to shareholders are available at: [•]. Information on this website, other than the proxy statement, is not part of the proxy statement.
Please complete, sign, date and return the enclosed GOLD proxy card in the envelope provided or grant a proxy and give voting instructions over the Internet, so that you may be represented at the Annual Meeting. Instructions are on your GOLD proxy card or on the voting instruction form provided by your broker, bank, or other nominee.
*******************
The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the Appendices, carefully and in their entirety.
If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting to Be Held Virtually on [•], 2023:
Our proxy statement on Schedule 14A, GOLD proxy card, and 2022 Annual Report on Form 10-K are available at: [•].

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED
APRIL 5, 2023
AMERISERV FINANCIAL, INC.
P.O. Box 430
Johnstown, Pennsylvania 15907-0430
PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON [•], 2023
GENERAL
Introduction
This proxy statement is being furnished to shareholders of AmeriServ Financial, Inc., referred to in this document as “we,” “our,” “us,” “ASRV” or the “Company,” in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company to be voted at the 2023 Annual Meeting of Shareholders or any adjournments or postponements thereto (the “Annual Meeting”) scheduled to be held virtually at [•] [AM/PM], Eastern Time, at [•] on [•], 2023. Shareholders as of record at the close of business on [•], 2023 (the “Record Date”), are entitled to vote at the Annual Meeting.
AmeriServ Financial, Inc. is the holding company for AmeriServ Financial Bank, which does business under the name AmeriServ Financial and may be referred to as the “Bank” throughout this document, and AmeriServ Trust & Financial Services Company, which may be referred to as the “Trust Company” throughout this document.
At the Annual Meeting, you will be asked to consider and vote upon the following matters:
1.   The election of three Class I directors to the Board, each to serve until the 2026 annual meeting of shareholders or until his successor is elected and qualified;
2.   The approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to eliminate the ability to exercise cumulative voting in director elections (the “Articles Amendment”);
3.   The approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement; and
4.   The ratification of the appointment of S.R. Snodgrass P.C. (“Snodgrass”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.
Shareholders may also consider any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Information regarding the election of directors and other proposals is included in this proxy statement. Shareholders should carefully read this proxy statement. The first date on which this proxy statement and the enclosed GOLD proxy card are being sent to the shareholders of the Company is on or about [•], 2023.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND
THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY
STATEMENT AND PROVIDE US WITH YOUR GOLD PROXY CARD OR VOTING
INSTRUCTION FORM AS SOON AS POSSIBLE.

INFORMATION ABOUT THE ANNUAL MEETING
Why did I receive these proxy materials? What is on the agenda for the Annual Meeting?
We are providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting because you own shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on [•], 2023 (the “Record Date”), and therefore, are entitled to vote at the Annual Meeting on the following proposals:
Matter No. 1:   To elect three Class I directors to the Board, each to serve until the 2026 annual meeting of shareholders or until his successor is elected and qualified;
Matter No. 2:   To approve and adopt the Articles Amendment;
Matter No. 3:   To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement; and
Matter No. 4:   To ratify the appointment of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
In addition, you are entitled to vote on any other business as may properly come before the Annual Meeting. We are not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed GOLD proxy card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON MATTER NO. 1 — RICHARD W. BLOOMINGDALE, DAVID J. HICKTON, AND DANIEL A. ONORATO, “FOR” MATTER NO. 2, “FOR” MATTER NO. 3, AND “FOR” MATTER NO. 4 USING THE GOLD PROXY CARD.
Who is allowed to vote at the Annual Meeting?
The Common Stock is the only class of capital securities of the Company that may be voted at the Annual Meeting. Only shareholders as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock you own as of the Record Date entitles you to cumulate your votes in connection with the election of directors and one vote on each other matter to be presented at the Annual Meeting. Shares of Common Stock may be voted at the Annual Meeting only if the shareholder of record holding such shares or the beneficial owner of such shares with a legal proxy is attending the Annual Meeting or if such shares are represented by a valid proxy. As of the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote.
Can I access the proxy materials on the Internet?
Yes. The Company’s proxy statement and the 2022 Annual Report are available free of charge at [•]. You may also obtain these materials at the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.
Is my vote important?
Yes, your vote is very important. As you may know, a shareholder group consisting of J. Abbott R. Cooper, Julius D. Rudolph, and Brandon L. Simmons, collectively with Driver Management Company LLC and its affiliates (collectively, the “Driver Group”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate three director candidates (collectively, the “Purported Driver Nominees”) for election to the Board at the Annual Meeting, in opposition to Richard W. Bloomingdale, David J. Hickton, and Daniel A. Onorato, who have been recommended for election by the Board.
The Company has informed the Driver Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Bylaws (the “Bylaws”) as a result of certain material omissions and other material deficiencies. On March 17, 2023, the Company filed a complaint with the Court of Common Pleas for Cambria County, Pennsylvania against the Driver Group seeking a declaratory judgment that (i) the Company properly rejected the Purported Nomination Notice in accordance with the Bylaws and (ii) due to such rejection, the Driver Group has no right to nominate any candidates for election as directors at the Annual Meeting. On March 29, 2023, Driver Opportunity Partners I LP filed a complaint in the United States District Court for the Western District of Pennsylvania against the Company and the Board. The Driver Group filed a motion for a preliminary injunction in that case seeking, among other things, to enjoin the Annual Meeting until the court determines whether the Purported Nomination Notice was properly rejected. These proceedings are pending. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Driver Group will be disregarded, and no proxies voted in favor of the Purported Driver Nominees will be recognized or tabulated at the Annual Meeting.
As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the GOLD proxy card accompanying this proxy statement does not include the names of the Purported Driver Nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying GOLD proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the names of the Purported Driver Nominees on a universal proxy card and will mail the revised proxy statement and GOLD universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s GOLD proxy card accompanying this proxy statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a GOLD universal proxy card.
Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from, or on behalf of, the Driver Group, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to the Driver Group or the Purported Driver Nominees contained in any proxy solicitation materials filed or disseminated by or on behalf of the Driver Group or any other statements that the Driver Group or its representatives have made or may otherwise make.
The Board recommends a vote “FOR” the election of each of the director candidates recommended by the Board and named in this proxy statement and on the enclosed GOLD proxy card. The Board does not endorse the Purported Driver Nominees and strongly urges you to disregard any materials sent to you by, or on behalf of, the Driver Group and NOT sign, return or vote any proxy card(s) or voting instruction form(s) that you may receive from, or on behalf of, the Driver Group.
In addition, the Board believes that eliminating the ability to exercise cumulative voting will create a more level playing field for the participation of shareholders in the Company’s governance, where the will and the votes of the majority of shareholders can prevail over the special interests of minority owners. Cumulative voting is an uncommon governance practice (seen at less than 3% of S&P 1500 companies) that allows shareholders to cast all of their votes for a single director nominee. With the Board remaining classified, if three directors were up for election at a shareholder meeting, a shareholder group owning approximately 25% of our Common Stock could elect a director candidate regardless of the wishes of holders of the other 75% of Common Stock. The changes sought by Matter No. 2 is therefore, in the opinion of the Board, consistent with the Company’s commitment to shareholder democracy. We describe Matter No. 2 and the Board’s reasons for supporting the Amendment Proposal below under “Matter No. 2: Amend the Articles of Incorporation to Eliminate The Ability to Exercise Cumulative Voting in Director Elections.”
To vote “FOR” all of the Board’s candidates and “FOR” each of Matter Nos. 2, 3 and 4, you should complete, sign, date, return and vote for the Board’s candidates on the enclosed GOLD proxy card or follow the instructions provided on the GOLD proxy card for submitting a proxy over the Internet or vote at the Annual Meeting virtually. For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Driver Group for the Annual Meeting, you can revoke it by completing, signing, dating and returning the enclosed GOLD proxy card, by following the instructions provided on the GOLD proxy card for submitting a proxy to vote your shares over the Internet or voting at the Annual Meeting virtually. Completing, signing, dating and returning any proxy card that the Driver Group may send to you, even with instructions to vote “withhold” with respect to the Purported Driver Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s candidates on a GOLD proxy card, as only your latest proxy card or voting instruction form will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their broker, bank or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to complete, sign, date and return only the enclosed GOLD proxy card.
Who Is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting virtually. By submitting your proxy and voting instructions over the Internet or by completing, signing, dating and returning the GOLD proxy card, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company. Such persons are listed in Appendix A to this proxy statement.
Additionally, the Company has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our Internet website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our Internet website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.
How do I vote if my shares are held directly in my name?
If, on the Record Date, you hold your shares registered directly in your name and not through a broker, bank or other nominee, you may vote your shares in one of the following ways:
•
Voting By Mail:   If you choose to vote by mail, then complete, sign and date the GOLD proxy card and return it in the postage-paid envelope provided.

•
Voting Over the Internet:   If you choose to vote over the Internet, then log onto [•] and follow the instructions outlined on such secure website. Please note Internet votes must be cast prior to 11:59 pm, Eastern Time, [•], 2023.

•
Virtually at the Annual Meeting:   For a discussion on how you may choose to vote virtually at the Annual Meeting, see below under “Can I attend the Annual Meeting and vote in person?”. If you attend the Annual Meeting, then you may vote your shares virtually even if you have previously submitted a proxy.

If you vote electronically via the Internet, you will need your shareholder control number (your shareholder control number can be found on your GOLD proxy card).
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy over the Internet or mail so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet voting facilities will close at 11:59 pm, Eastern Time, on [•], 2023 for record shareholders as of the Record Date.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
How do I vote if my shares are held in street name or through a broker, bank, or other nominee? What are broker non-votes? What is discretionary voting?
If, on the Record Date, you hold your shares in street name or through a bank, brokerage firm, trustee or other nominee, then the broker, bank or other nominee is considered to be the shareholder of record with respect to those shares. In that case, you are considered to be the beneficial owner of those shares, your shares are said to be held in “street name,” and the proxy materials will be forwarded to you by that nominee. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. Because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the GOLD voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The GOLD voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.
A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine” proposals, if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine” matters. However, to the extent that the Driver Group provides proxy materials to your broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary “routine” matter under the rules of the various regional and national exchanges of which your nominee is a member (the “Broker Rules”), which means that a broker that is subject to the Broker Rules will not have authority to vote shares held in street name without instructions from the beneficial owner. Further, the broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting.
However, if your broker receives proxy materials only from the Company, your broker firm is entitled to vote shares held for a beneficial holder on discretionary matters, such as the ratification of the selection of Snodgrass as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your broker is not entitled to vote shares held for a beneficial holder on non-discretionary items such as the election of directors, the Articles Amendment and the vote to approve the compensation paid to our named executive officers. If your shares are voted on Matter No. 4, as directed by your broker without your instruction, your shares will constitute broker non-votes on each of the non-routine proposals (i.e., Matter Nos. 1, 2 and 3). In the event your brokerage account receives proxy materials only from the Company, the broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

IF YOUR SHARES ARE HELD IN “STREET NAME,” WE ENCOURAGE YOU TO PROVIDE VOTING INSTRUCTIONS ON A GOLD VOTING INSTRUCTION FORM PROVIDED BY THE BROKER, BANK, OR OTHER NOMINEE THAT HOLDS YOUR SHARES, IN EACH CASE BY CAREFULLY FOLLOWING THE INSTRUCTIONS PROVIDED.
What are the Board’s recommendations?
The Board recommends that you vote by proxy using the GOLD proxy card with respect to the proposals as follows:
•
“FOR” the election of Richard W. Bloomingdale, David J. Hickton, and Daniel A. Onorato to the Board as Class I directors (Matter No. 1);

•
“FOR” the approval and adoption of the Articles Amendment (Matter No. 2);

•
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement (Matter No. 3); and

•
“FOR” the ratification of the appointment of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Matter No. 4).

How will my proxy be voted?
If you are a record shareholder and you submit a signed proxy card or submit your proxy via the Internet but do not indicate how you want your shares voted, the persons named in the enclosed GOLD proxy card will vote your shares of Common Stock:
•
“FOR” for the election of each of the Board’s director candidates named in this proxy statement;

•
“FOR” the approval and adoption of the Articles Amendment;

•
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement; and

•
“FOR” the ratification of the appointment of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

With respect to any other matter that properly comes before the Annual Meeting, the persons named in the enclosed GOLD proxy card will vote your shares of Common Stock in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.
For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
Can I revoke my proxy or change my vote after submitting my proxy?
Proxies may be revoked at any time prior to being voted at the Annual Meeting. Submitting another properly completed proxy card with a later date will have the effect of revoking any prior proxy that you have submitted. After voting, you may change your vote one or more times by completing, signing, dating and returning a new GOLD proxy card, by voting again over the Internet as described in this proxy statement, or by voting virtually at the Annual Meeting. You may request a new GOLD proxy card from Morrow Sodali. The last vote received chronologically will supersede any prior votes. The deadline for registered shareholders to change their vote over the Internet is 11:59 pm, EDT, on [•], 2023. You may revoke a proxy before its exercise by filing written notice of revocation with our Corporate Secretary before the Annual Meeting at AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, Attention: Sharon M. Callihan, Corporate Secretary.

If you have already voted using a proxy card sent to you by or on behalf of the Driver Group, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of the Board’s candidates by using the enclosed GOLD proxy card. Only the latest dated and validly executed proxy that you submit will count. If you hold your shares in a broker, bank or other nominee, follow the instructions provided to change your vote.
What does it mean if I receive more than one proxy statement or proxy card?
Because the Driver Group may send solicitation materials to shareholders, we may conduct multiple mailings before the Annual Meeting to ensure shareholders have our latest proxy information and materials to vote. We may send you a new GOLD proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. Also, many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one GOLD proxy card, your shares are registered in more than one name or are registered in different accounts. ONLY THE LATEST DATED PROXY YOU SUBMIT WILL BE COUNTED. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT GOLD PROXY CARDS.
Why might I be receiving proxy materials from the Driver Group? What should I do if I receive proxy materials from the Driver Group?
The Driver Group submitted the Purported Nomination Notice, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported Driver Nominees for election to the Board at the Annual Meeting. The Company has informed the Driver Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws as a result of certain material omissions and other material deficiencies. On March 17, 2023, the Company filed a complaint with the Court of Common Pleas for Cambria County, Pennsylvania against the Driver Group seeking a declaratory judgment that (i) the Company properly rejected the Purported Nomination Notice in accordance with the Bylaws and (ii) due to such rejection, the Driver Group has no right to nominate any candidates for election as directors at the Annual Meeting. On March 29, 2023, Driver Opportunity Partners I LP filed a complaint in the United States District Court for the Western District of Pennsylvania against the Company and the Board. The Driver Group filed a motion for a preliminary injunction in that case seeking, among other things, to enjoin the Annual Meeting until the court determines whether the Purported Nomination Notice was properly rejected. These proceedings are pending. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Driver Group will be disregarded, and no proxies voted in favor of the Purported Driver Nominees will be recognized or tabulated at the Annual Meeting.
As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the GOLD proxy card accompanying this proxy statement does not include the names of the Purported Driver Nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying GOLD proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the names of the Purported Driver Nominees on a universal proxy card and will mail the revised proxy statement and GOLD universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s GOLD proxy card accompanying this proxy statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a GOLD universal proxy card.
Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from, or on behalf of, the Driver Group, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to the Driver Group or the Purported Driver Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Driver Group or any other statements that the Driver Group or its representatives have made or may otherwise make.

The Board recommends that you vote “FOR” the election of each of the Board’s candidates on the GOLD proxy card and to disregard any materials sent to you by, or on behalf of, the Driver Group. If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Driver Group, you can revoke it by signing, dating, and mailing the enclosed GOLD proxy card. If you wish to vote pursuant to the Board’s recommendations, you should disregard any proxy card that you receive other than the GOLD proxy card.
The Board strongly urges you to NOT sign or return any proxy cards or voting instruction forms that you may receive from, or on behalf of, the Driver Group, not even to vote “WITHHOLD” with respect to the Purported Driver Nominees. If you have already voted using the proxy card provided by, or on behalf of, the Driver Group, you can change your vote by completing, signing, dating and returning the enclosed GOLD proxy card, by voting over the Internet by following the instructions provided on the enclosed GOLD proxy card or voting instruction form. Only the latest proxy you submit will be counted. If you vote “withhold” on the Purported Driver Nominees using the proxy card sent to you by, or on behalf of, the Driver Group, your vote will result in the revocation of any previous vote you may have cast on a GOLD proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the GOLD proxy card. For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
Voting to “withhold” with respect to the Purported Driver Nominees on the Driver Group’s proxy card is not the same as voting for the Board’s candidates on the GOLD proxy card. A vote to “withhold” with respect to the Purported Driver Nominees on the Driver Group’s proxy card will revoke any proxy previously submitted by you. The Board recommends a vote “FOR” the election of the Board’s candidates on the GOLD proxy card. The Board urges you not to sign or return any proxy card sent to you by, or on behalf of, the Driver Group, even as a protest vote.
What constitutes a quorum at the Annual Meeting?
We need a quorum of shareholders to hold a valid Annual Meeting. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders. Abstentions will be counted for purposes of determining whether a quorum exists at the Annual Meeting. For a discussion of whether or not broker non-votes will be counted for quorum purposes, see “How do I vote if my shares are held in street name or through a broker, bank or other nominee? What are broker non votes? What is discretionary voting?” above.
Can I attend the Annual Meeting and vote in person?
No. The Company is holding the meeting in a virtual-only format and shareholders will not be able to attend the meeting in person.
If you attend the Annual Meeting, then you may deliver your completed GOLD proxy card virtually or you may vote by completing a ballot, which will be available at the Annual Meeting.
If your shares are held in “street name” and you plan to attend the Annual Meeting virtually, please have your control number available and follow the instructions listed on the proxy materials sent to you.
Will this year’s Annual Meeting require the use of a universal proxy card?
Since the Company has invalidated the Purported Nomination Notice, a universal proxy card will not be required unless the result of the litigation is that the Purported Nomination Notice is deemed valid. The Driver Group submitted the Purported Nomination Notice, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported Driver Nominees for election to the

Board at the Annual Meeting. The Company has informed the Driver Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws.
As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the GOLD proxy card accompanying this proxy statement does not include the names of the Purported Driver Nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is subsequently deemed valid, then the Company will amend its proxy statement and the accompanying GOLD proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the names of the Purported Driver Nominees on a universal proxy card and will mail the revised proxy statement and GOLD universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s GOLD proxy card accompanying this proxy statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a GOLD universal proxy card.
Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from, or on behalf of, the Driver Group, including proxy statements and proxy cards. The Board does NOT endorse the Purported Driver Nominees and urges you NOT to sign or return any proxy card you may receive from, or on behalf of, the Driver Group, including to vote “withhold” with respect to the Purported Driver Nominees. The Board recommends that you vote “FOR” the election of each of the Board’s candidates on the GOLD proxy card and to disregard any materials sent to you by, or on behalf of, the Driver Group. If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Driver Group, you can revoke it by signing, dating, and mailing the enclosed GOLD proxy card. If you wish to vote pursuant to the Board’s recommendations, you should disregard any proxy card that you receive other than the GOLD proxy card.
How many votes are required for the election of directors (Matter No. 1)?
For Matter No. 1, with respect to the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of our Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting, which is three. Each shareholder may cast all of his or her votes for one candidate or distribute such votes among two or more candidates. There are no conditions precedent to exercising such cumulative voting rights. The three persons receiving the highest number of votes cast at the Annual Meeting will be elected as Class I directors. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Broker non-votes will have no effect on the outcome of the vote.
How many votes are required for the Articles Amendment (Matter No. 2)?
The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve the Articles Amendment. Broker non-votes will have no effect on the vote on the Articles Amendment. Abstentions will have the same effect as voting “against” the Articles Amendment.
How many votes are required for the advisory vote to approve named executive officer compensation (Matter No. 3)?
We are required to submit Matter No. 3 to shareholders for a non-binding advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Exchange Act. The affirmative vote of a majority of votes cast by shareholders at the Annual Meeting is required to approve Matter No. 3. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Matter No. 3.
How many votes are required for the ratification of the appointment of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Matter No. 4)?

The affirmative vote of a majority of votes cast by shareholders at the Annual Meeting is required to approve Matter No. 4. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Matter No. 4. If shareholders ratify the selection of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the audit committee determines that a change is in the best interests of the Company.
Am I entitled to appraisal rights as a shareholder in connection with the matters being considered at the Annual Meeting?
No. You are not entitled to appraisal rights with respect to any of the matters being considered at the Annual Meeting.
Who will pay for the solicitation of proxies?
The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the GOLD proxy card, the Notice of 2022 Annual Meeting of Shareholders and any additional information furnished to shareholders by the Company, will be borne by the Company. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by our or the Bank’s directors, officers or staff members. Other than the persons described in this proxy statement, no general class of employee of the Company or Bank will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, the Bank’s and our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. As a result of the potential proxy solicitation by the Driver Group, we may incur additional costs in connection with our solicitation of proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.
We have engaged Morrow Sodali to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which is expected to cost $[•]. Morrow Sodali expects that approximately [•] of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.
Our aggregate expenses, including legal fees for attorneys, accountants, public relations, and other advisors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[•], of which $[•] has been incurred as of the date of this proxy statement.
Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.
When will the voting results be announced?
The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Who should I contact if I have questions?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have additional questions about this proxy statement or the Annual Meeting, or if you need assistance voting your shares, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S CANDIDATES ON MATTER NO. 1 AND “FOR” MATTER NOS. 2, 3, AND 4. USING THE ENCLOSED GOLD PROXY CARD OR VOTING INSTRUCTION FORM.
Principal Shareholders
Based on filings made under Section 13(d) and Section 13(g) of the Exchange Act, as of [•], 2023, the only persons known by us to be beneficial owners of five percent or more of the outstanding shares of our Common Stock were as follows:
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Common Stock
Driver Management Company, LLC(1)	1,477,419	8.6%
1266 E. Main Street Suite 700R Stamford, CT 06902
Dimensional Fund Advisors LP(2)	1,312,354	7.7%
Building One 6300 Bee Cave Road Austin, TX 78746
Tontine Financial Partners, L.P.(3)	1,054,816	6.2%
1 Sound Shore Drive, Suite 304 Greenwich, CT 06830-7251

(1)
Includes Driver Opportunity Partners I LP (“Driver Partnership”), Driver Management Company, LLC (“Driver Management”), which serves as the general partner of Driver Partnership and manages certain other investments on behalf of separately managed accounts, J. Abbot Cooper, as the managing member of Driver Management and as a nominee for the Board, Julius D. Rudolph, as a nominee for the Board, and Brandon L. Simmons, as a nominee for the Board. Except as otherwise noted in the table above, the principal business address of (i) Mr. Rudolph is 310 Grant Street, Suite 2500, Pittsburgh, PA 15219, and (ii) Mr. Simmons is 5340 Weslayan Street, Unit 6556, Houston, TX 77265. This information is based upon Amendment No. 4 to a Schedule 13D filed on January 20, 2023 with the SEC.

(2)
Includes subsidiaries of Dimensional Fund Advisors LP (“Dimensional”), four investment companies to which Dimensional furnishes investment advice and certain other commingled fund, group trusts and separate accounts to which Dimensional may serve as investment manager or sub-adviser. This information is based upon Amendment No. 21 to a Schedule 13G filed on February 10, 2023 with the SEC.

(3)
Includes its general partner, Tontine Management, L.L.C., and Jeffrey L. Gendell, who serves as the managing member of the general partner. This information is based upon a Form 13F-HR filed on February 13, 2023 with the SEC.

MATTER NO. 1
ELECTION OF ASRV DIRECTORS
General
Under our Articles of Incorporation, the total number of directors may be determined by either a resolution adopted by a majority vote of the directors then in office or by a resolution adopted by the shareholders at a meeting. The number of directors for 2023 has been set by the Board at eight who are not officers of the Company or a subsidiary or affiliate of the Company plus the President and Chief Executive Officer.
The Board, as provided in our Articles of Incorporation, is divided into three classes, each being as nearly equal in number as possible. The directors in each class serve a term of three years or until the earlier of their resignation or their respective successors have been elected and qualified. Under our Articles of Incorporation, a person who is elected to fill a vacancy on the Board will serve as a director for the remaining term of office of the class to which he or she was elected.
Our current directors, Allan R. Dennison and Sara A. Sargent, will retire as members of our Board at the Annual Meeting. The Board has fixed the number of directors in Class I at three and has nominated Richard W. Bloomingdale, David J. Hickton, and Daniel A. Onorato for election as Class I directors, each of whom will serve a three-year term that will expire at the 2026 annual meeting of shareholders, or until the earlier of their resignation or their respective successors have been duly elected and qualified. The terms of the Class II and Class III directors expire in 2024 and 2025, respectively.
Each of the nominees listed has expressed his or her willingness to serve. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by our Board. Our management, however, has no present reason to believe that any Class I nominee will be unable to serve as a director, if elected.
The Board has determined that all current members of our Board are independent, pursuant to the listing standards of The NASDAQ Global Market (“NASDAQ”), except Mr. Stopko, the current President & Chief Executive Officer of the Company who is not independent by reason of his current employment relationship with the Company.
Vote Required
With respect to the election of directors, each shareholder has the right to vote, for each share of our Common Stock held by the shareholder, such number of votes as shall be equal to the number of directors to be elected, and the shareholder may cast the whole number of votes for one nominee or distribute them among two or more nominees.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTES FOR THE ELECTION OF THE BELOW-NAMED NOMINEES TO SERVE AS CLASS I DIRECTORS.
Nominees and Continuing Directors
The following tables set forth as to each of the nominees for election as a Class I director and as to each of the continuing Class II and Class III directors, his or her age, principal occupation and business experience, the period during which he or she has served as a member of our Board, or an affiliate or predecessor, and their current and recent directorships in other public companies. In addition, we briefly describe the particular experience, qualifications, attributes or skills that led our Board to conclude that the person should serve as a member of our Board. There are no family relationships between any of the listed persons.

Nominees for Election as Class I Directors — Term Expires in 2026
Richard W. Bloomingdale, 69
Director Nominee of the Board
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Bloomingdale is the recently retired President of the Pennsylvania American Federation of Labor and Congress of Industrial Organizations (“Pennsylvania AFL-CIO”), a labor federation. In addition to holding the President role for 12 years, he previously served as Secretary-Treasurer of the Pennsylvania AFL-CIO and has a more than four-decade career in labor relations. Mr. Bloomingdale graduated from the University of Arizona with a bachelor’s degree in government. The Board believes Mr. Bloomingdale’s finance and labor experience will strengthen AmeriServ’s human capital management efforts and position the Company to further expand its union business throughout Pennsylvania. Mr. Bloomingdale was identified as a director nominee by the Nominating/Corporate Governance Committee.
David J. Hickton, 67
Director Nominee of the Board
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 2017, Mr. Hickton has been the Founding Director of the Institute for Cyber Law, Policy and Security at the University of Pittsburgh, a research institute. Previously, he was the U.S. Attorney for the Western District of Pennsylvania from August 2010 until November 2016. Mr. Hickton also served as staff director and senior counsel to the House Select Subcommittee on the Coronavirus Crisis from May 2020 until June 2021. He received a bachelor’s degree from Pennsylvania State University and a J.D. from the University of Pittsburgh. The Board believes Mr. Hickton’s experience in cybersecurity, legal affairs, regulatory matters, and data security and privacy approaches will directly benefit the Company as it meets customers’ expectations for online and mobile services. Mr. Hickton was identified as a director nominee by the Nominating/Corporate Governance Committee.
Daniel A. Onorato, 62
Director since: 2020
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 2012, Mr. Onorato has been Executive Vice President, Chief Corporate Affairs Officer for Highmark Health, a health and wellness organization headquartered in Pittsburgh, Pennsylvania. Prior to joining Highmark Health, he served two terms as chief executive of Allegheny County. Prior to that, Mr. Onorato served as Allegheny County’s controller and two terms on the Pittsburgh City Council. His professional background also includes work as an attorney and certified public accountant (CPA). Mr. Onorato has a bachelor’s degree in accounting from Pennsylvania State University and a J.D. from the University of Pittsburgh. We believe that his professional experience in healthcare, government, accounting and law make Mr. Onorato a valuable addition to our Board given the areas that banking touches. Mr. Onorato is a member of the investment/asset liability committee and the audit committee, on which he also serves as the Board’s designated audit committee financial expert under applicable SEC rules.
Continuing Class II Directors — Term Expires in 2024
J. Michael Adams, Jr., Esquire, 61
Director since: 2000
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Adams currently serves as Non-Executive Vice Chairman of the Company. He also serves as Chair of the Nominating/Corporate Governance Committee and Vice Chair of the audit committee. Since 2021, Mr. Adams has been Managing Member of Mike Adams & Associates, LLC, a consulting firm in law, business and government. He previously served as Chief Counsel to the Pennsylvania Department of Community and Economic Development from 2018 to 2021. He received a Bachelor of Science degree from Carnegie Mellon

University and a J.D. from the University of Pittsburgh School of Law. As a public company, we believe Mr. Adams’ corporate, legal, and board experience for over three decades of providing professional services are valuable to a public company in a highly regulated industry.
Margaret A. O’Malley, Esquire, 63
Director since: 1997
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Ms. O’Malley has more than three decades of experience in private legal practice at, and is the owner of, Yost & O’Malley, a law firm in Johnstown, Pennsylvania, where she advises both individuals and corporate for profit and non-profit entities. She received a Bachelor of Arts from the Pennsylvania State University and a J.D. from the University of Pittsburgh School of Law. She is licensed to practice law in Pennsylvania and the District of Columbia and is an experienced litigator in both state and federal courts. Because we are a public company operating in a highly regulated industry, we believe Ms. O’Malley’s experience and perspective as an attorney is valuable not only as a member of the Board but also in her continued role as Chair of the audit committee. With ASRV’s increased regulatory and corporate governance measures passed in recent years, we believe that Ms. O’Malley’s continued leadership in these roles remains important to the Board’s success.
Mark E. Pasquerilla, 63
Director since: 1997
Other Current Public Company Directorships: Pennsylvania Real Estate Investment Trust (“PREIT”)
Other Public Company Directorships within past 5 years: None
Mr. Pasquerilla has been an officer and director of Pasquerilla Enterprises, LP, a Johnstown-based real estate owner and manager and also a private financial investor, and its subsidiaries since 2006. He has served as its Chief Executive Officer since 2013 and was its President from 2006 to 2013. From 1992 to 2006, Mr. Pasquerilla served as an officer and director of Crown Holding Company and its subsidiaries (Chief Executive Officer and Chairman from April 1999 to December 2006, and President from 1992 to 2006). Mr. Pasquerilla is sole member of Pasquerilla Management LLC, which incorporated in June 2019. From April 1999 until it was acquired by PREIT, a publicly-traded real estate investment trust, in November 2003, he also served as Chairman and Chief Executive Officer of Crown American Realty Trust and as a trustee. Mr. Pasquerilla has been a trustee of PREIT since 2003 and a member of the audit committee since 2017 and the nominating and corporate governance committees of its board of trustees since 2011. He received a bachelor of arts from Notre Dame University and a M.S. from the London School of Economics. In connection with his work as an officer and trustee of Pasquerilla Enterprises, LP, Crown Holding Company and PREIT, Mr. Pasquerilla has acquired substantial experience in real estate finance. Because, like most banks, ASRV has many real estate loans, we believe this experience is important to our Board. Mr. Pasquerilla is Chair of the executive committee.
Continuing Class III Directors — Term Expires in 2025
Amy Bradley, 55
Director since: 2022
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since March 2018, Ms. Bradley has been the President and Chief Executive Officer of the Cambria Regional Chamber of Commerce, a regional business organization. Prior to that, from June 2000 to March 2018, she was director of communication and public affairs of the Conemaugh Health System, a healthcare provider in Pennsylvania. Her professional background also includes work as a television news anchor at WJAC TV. We believe that, as an accomplished community leader, Ms. Bradley has a deep understanding of the challenges and opportunities our regional businesses are facing, as well as familiarity with securing the resources needed to aid and counsel them.

Kim W. Kunkle, 68
Director since: 1994
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 1984, Mr. Kunkle has served as the President and Chief Executive Officer of Laurel Holdings, Inc. (“Laurel Holdings”), which is a closely held private company with wholly owned subsidiaries involved in underground utility construction, plumbing, janitorial services, metal machining, industrial tool distribution, and pipeline rehabilitation. Laurel Holdings employs over 200 and has sales in excess of $17 million. We believe that Mr. Kunkle’s professional experience managing a diverse organization of Laurel Holdings’ size demonstrates his ability to effectively oversee ASRV’s management as a member of the Board and continues to make valuable contributions to ASRV’s committees. Mr. Kunkle is a graduate of Duke University with a bachelor of arts in Management Science. Mr. Kunkle is Chair of the Bank’s discount committee.
Jeffrey A. Stopko, 60
Director since: 2015
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Jeffrey A. Stopko has been the Chief Executive Officer and President of AmeriServ Financial, Inc. since March 24, 2015 and the Chief Executive Officer and President of AmeriServ Financial Bank since February 16, 2016. Mr. Stopko served as Interim Chief Executive Officer and President of AmeriServ Financial, Inc. from January 9, 2015 until March 24, 2015. Mr. Stopko served as Executive Vice President and Chief Financial and Administrative Officer of AmeriServ Financial, Inc. from May 2010 until January 9, 2015, where he directed all administrative services to include finance, information technology, credit administration and human resources. Prior to that, Mr. Stopko served as Chief Financial Officer and Principal Accounting Officer of AmeriServ Financial, Inc. since 1997, where he directed all financial and investment activities. He guided a major corporate balance sheet restructuring at AmeriServ that reduced the risk profile and provided the foundation for improved earnings. He is a licensed Certified Public Accountant with Big Four accounting experience. Mr. Stopko is a 1984 graduate of Bucknell University with a Bachelor of Science degree in Business Administration. Mr. Stopko’s extensive banking experience coupled with his accounting experience enables him to provide the Board with insight as to our operations, policies, and implementation of strategic plans.
Security Ownership of Directors and Management
The following table sets forth information concerning the number of shares of our Common Stock beneficially owned, as of February 10, 2023, by each present director, nominee for director, and each executive officer named in the Summary Compensation Table as well as by all directors, nominees, and executive officers as a group.
Name of Beneficial Owner(1)	Shares Beneficially Owned	Percent of Class (%)
J. Michael Adams, Jr.(3)	142,881	*
Richard W. Bloomingdale	2,256	*
Amy Bradley	4,541	*
Allan R. Dennison(4)	81,918	*
David J. Hickton	—	*
James T. Huerth(2)	70,000	*
Kim W. Kunkle(5)	196,507	*
Michael D. Lynch(2)	30,332	*
Margaret A. O’Malley	345,135	1.9
Daniel A. Onorato	22,734	*
Mark E. Pasquerilla(6)	486,237	2.8

Name of Beneficial Owner(1)	Shares Beneficially Owned	Percent of Class (%)
Sara A. Sargent	233,255	1.3
Jeffrey A. Stopko(2)(7)	166,821	*
Officers, Directors and Nominees for Director as a Group (14 persons)	1,782,617	10.3

*
Less than 1%

(1)
Except as noted below, each of the identified beneficial owners, including the officers, directors and nominees for director, has sole investment and voting power as to all the shares beneficially owned with the exception of those held jointly by certain officers, directors and nominees for director with their spouses or directly by their spouses or other relatives. In addition, unless otherwise indicated, the address for each person is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

(2)
Includes shares of our Common Stock that may be acquired within sixty (60) days after the Record Date upon the exercise of presently exercisable stock options that were granted under the 2011 Stock Incentive Plan as follows:

Huerth — 52,500            Lynch — 16,000            Stopko — 48,333
(3)
Includes 23,897 shares of our Common Stock held in a voting trust for the benefit of his parents, of which Mr. Adams serves as voting trustee, and 50 shares of our Common Stock held on behalf of his child.

(4)
Includes 9,624 shares of our Common Stock held in Mr. Dennison’s 401(k) plan.

(5)
Includes 64,390 shares of our Common Stock held by Laurel Holdings, Inc., of which Mr. Kunkle is an officer. With respect to each, Mr. Kunkle has voting and investment power.

(6)
Includes 287,150 shares of our Common Stock held by Pasquerilla Enterprises LP, of which Mark E. Pasquerilla is the sole member of its general partner, and has the power to vote such shares, and 125,500 shares held by the Marenrico Partnership, of which Mr. Pasquerilla is one of the partners and has the power to vote such shares. 125,500 shares held by Marenrico Partnership and 287,150 shares held by Pasquerilla Enterprises LP are separately pledged to financial institutions.

(7)
Includes 62,293 shares of our Common Stock held in Mr. Stopko’s 401(k) plan.

Delinquent Section 16(a) Reports
Based solely upon our review of the Forms 3 and Forms 4 filed by the beneficial owners of our Common Stock, we believe all reports required by Section 16(a) of the Exchange Act were filed on time, except for a grant of options to purchase shares of our Common Stock of both Mr. Huerth and Mr. Lynch. This related to a single transaction which was reported once the inadvertent omission was recognized.
Hedging and Pledging Prohibition
We generally do not permit our directors, officers and employees to hedge their economic exposures to our Common Stock that they own by engaging in transactions involving puts, calls, or other derivative securities, zero-cost collars, forward sales contracts, or buying on margin or pledging shares as collateral for a loan, except such limitation shall not apply to our securities pledged by directors and officers as collateral for a loan prior to September 1, 2015. After September 1, 2015, our Board may, in its discretion, approve in advance a pledge of our securities by directors and officers as collateral for a loan in a particular case and as permitted by bank regulations after taking into consideration the magnitude of the number and market value of shares proposed to be pledged in relation to the number of outstanding shares and the market value and trading volume of outstanding shares (generally, the aggregate shares pledged should not exceed 5% of shares outstanding on the date of the pledge), the percentage of shares proposed to be pledged to the total shares owned by the pledger, the amount of shares proposed to be pledged in relation to the total shares then pledged by other directors and officers, and all other factors deemed relevant by our Board. We believe that permitting limited pledging of our securities to serve as collateral for a bona fide loan in appropriate circumstances will encourage our directors and officers to purchase and retain shares.
Board and Committees 2022
The Board has various standing committees, including an audit committee, a compensation/human resources committee, an executive committee, an investment/ALCO committee, a nominating/corporate governance committee, and a technology committee, and each committee operates under a written charter. For information regarding availability of certain of these charters, see information under the heading “Corporate Governance Documents” below. Directors are expected to attend meetings of the Board, meetings of the committees on which they serve and the ASRV annual meeting of shareholders. During 2022, the Board held 12 meetings, the audit committee held 9 meetings, the executive committee held 0 meetings, the investment/ALCO committee held 4 meetings, the technology committee held 4 meetings, the compensation/human resources committee held 3 meetings, and the nominating/corporate governance committee held 3 meetings. There were 2 executive sessions of the Board excluding management. Each director attended at least 75% of the combined total of meetings of the Board and of each committee of which he or she was a member. Each director attended ASRV’s 2022 annual meeting of shareholders with the exception of Director Pasquerilla.
The composition of each of the committees is below:
Name	Executive	Technology	Investment/ ALCO	Audit	Nominating/ Corporate Governance	Compensation/ Human Resources
J. Michael Adams, Jr.	X			Vice Chair	Chair	X
Amy Bradley			X
Allan R. Dennison	X		X
Kim W. Kunkle	X		Vice Chair
Margaret A. O’Malley	Vice Chair	Vice Chair	X	Chair	Vice Chair	X
Daniel A. Onorato			Chair	X
Mark E. Pasquerilla	Chair	X	X	X	X	Vice Chair
Sara A. Sargent	X	Chair		X	X	Chair
Jeffrey A. Stopko		X	X
Michael D. Lynch			X
James T. Huerth		X
The executive committee serves as a resource for management to seek guidance on issues between regularly scheduled meetings or with respect to matters that generally do not warrant calling a special board meeting. In addition, from time to time, the executive committee is asked to study strategic issues in greater depth. The executive committee is comprised of Directors Pasquerilla (Chair), O’Malley (Vice Chair), Adams, Dennison, Kunkle and Sargent.
The technology committee is comprised of Sargent (Chair), O’Malley (Vice Chair), Pasquerilla, Stopko and James T. Huerth. The technology committee facilitates communication and cooperation between the Directors and Management regarding important issues related to technology.
The technology committee’s responsibilities include: (1) monitoring the deployment and usage of Information Technology throughout the Company using reports and presentations from management; (2) oversight of cyber security preparedness through information security reports, discussion of internal events and discussion of cyber security topics pertinent to the Company and the industry; (3) oversight of activities in support of the ASRV disaster recovery/business continuity (DR/BC) oversight to ensure optimal corporate resiliency in the unlikely event of a disaster; and (4) providing broad strategic guidance on the technology direction of ASRV by, among other things, overseeing the development of the ASRV Strategic Technology Plan.
The investment/ALCO committee is comprised of Directors Onorato (Chair), Kunkle (Vice Chair), Bradley, Dennison, O’Malley, Pasquerilla, Stopko and Michael D. Lynch. This committee ensures the safety and soundness of the Company and its subsidiaries through proper asset/liability management and is responsible for, among other things: developing and overseeing our asset/liability management process, including developing investment policies and monitoring investment activities; monitoring management’s handling of risks to our balance sheet; and monitoring interest rate, liquidity and market risks in accordance with policies approved by the Board. The investment/ALCO committee meets regularly to review investment transactions and to discuss other strategic initiatives that relate to balance sheet management and structure as considered necessary.
The audit committee is comprised of Directors O’Malley (Chair), Adams (Vice Chair), Onorato, Pasquerilla and Sargent, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing requirements. Mr. Onorato is also designated as the audit committee financial expert and meets the qualifications to serve as such under the NASDAQ listing standards. This designation does not impose any duties, obligations or liabilities on Mr. Onorato that are greater than the duties, obligations or liabilities imposed on the other members of the Audit Committee. The audit committee is responsible for the appointment, compensation, oversight, and termination of our independent auditors. The audit committee is also responsible for oversight of internal audit and loan review. The committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The committee also assists the Board in providing oversight over the integrity of our financial statements, compliance with applicable legal and regulatory requirements and the performance of our internal audit function. The committee also is responsible for, among other things, reporting to our Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the audit committee regularly evaluates the independent auditors’ independence from ASRV and its management, including approving consulting and other legally permitted, non-audit services provided by our auditors and the potential impact of the services on the auditors’ independence. The committee meets periodically with our independent auditors and our internal auditors outside of the presence of management and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The committee reviews and discusses with management earnings releases, including the use of pro forma information (if applicable). The committee also discusses with management and the independent auditors the effect of accounting initiatives. The committee also is responsible for receiving and evaluating complaints and concerns relating to accounting and auditing matters.
The nominating/corporate governance committee is comprised of Directors Adams (Chair), O’Malley (Vice Chair), Pasquerilla and Sargent, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing standards. The nominating/corporate governance committee is responsible for nominating individuals to stand for election as directors at the annual meeting of shareholders, assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, recommending to the Board qualified individuals to fill such vacancy, and recommending to the Board, on an annual basis, nominees for each Board committee. The committee has the responsibility to develop and recommend criteria for the selection of director nominees to the Board, including, but not limited to, diversity, age, skills, experience, and time availability (including consideration of the number of other boards on which the proposed director sits) in the context of the needs of the Board and ASRV and such other criteria as the committee determines to be relevant at the time. The committee has the power to apply these criteria in connection with the identification of individuals to be board members, as well as to apply the standards for independence imposed by our listing agreement with NASDAQ and all applicable federal laws in connection with this identification process.
The nominating/corporate governance committee does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board. Diversity is just one of many factors the nominating/corporate governance committee considers in the identification and selection of director nominees. ASRV defines diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills and other personal attributes that can foster Board heterogeneity in order to encourage and maintain Board effectiveness.
The nominating/corporate governance committee considers potential candidates recommended by its members, management and others, including shareholders. In considering candidates recommended by shareholders, the committee will apply the same criteria it applies in connection with candidates recommended by the nominating/corporate governance committee. Shareholders may propose candidates to the nominating/corporate governance committee by delivering a notice to the nominating/corporate governance committee that contains the information required by Section 1.3 of our Bylaws. In addition, shareholders may nominate persons directly for election as directors in accordance with the procedures set forth in Section 1.3 of our Bylaws. A notice of any such nomination must contain all required information and must be mailed or delivered to our Non-Executive Chairman not less than 90 days or more than 120 days prior to the annual meeting. The nominating/corporate governance committee did not pay any fee to any third party to search for, identify and/or evaluate the 2022 nominees for directors.
The nominating/corporate governance committee is also responsible for making recommendations to the Board regarding, and monitoring compliance with: corporate governance principles applicable to the Company; matters involving the Company’s Articles of Incorporation, Bylaws, shareholder proposals, committee responsibilities and other corporate governance issues; and the Company’s policies, including, but not limited to, its Code of Ethics and Legal Code of Conduct, Code of Conduct for Directors, Code of Ethics for the Chief Executive Officer and Senior Financial Officers, and Policy on Personal Securities Transactions. The committee also serves as the initial reviewing forum for allegations of violations of the policies identified in this paragraph, as well as allegations of wrongdoing concerning directors and the chief executive officer.
The compensation/human resources committee is comprised of Directors Sargent (Chair), Pasquerilla (Vice Chair), Adams, and O’Malley, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing standards. The purpose of the committee is to ensure the compensation programs, including the incentive plans, do not encourage unnecessary or excessive risk to the value of ASRV; support the long-term mission of ASRV and help ASRV attract and retain high quality management and directors through competitive, flexible compensation arrangements that adequately reward significant achievement in a manner that is economically defensible and consistent with corporate performance; comply with disclosure and other legal, tax and regulatory requirements; and are effectively communicated, as appropriate, to interested parties, including investors, other members of the Board, officers, employees and the community. The committee’s oversight includes, but are not limited to, an understanding of ASRV’s long-term goals; director compensation; CEO total compensation including base salary compensation, cash-based incentive compensation and stock-based compensation; evaluate and review other executive base compensation, cash-based incentive compensation and stock-based compensation with compensation adjustments for ASRV’s other named executive officers in its proxy statement on an individual basis after receiving recommendations from the CEO; executive employment and change in control agreements; and review of management succession plans. The committee’s processes and procedures for determining executive compensation are described below under “Compensation Discussion and Analysis.” The committee’s procedure for determining director compensation is to benchmark director compensation against compensation paid by similar asset size publicly traded peer financial institutions. The committee also encourages stock ownership by directors by directing that the annual retainer be paid in our Common Stock and by facilitating the use of monthly Board fees for the purchase of additional shares of our Common Stock. The committee also has general oversight of human resources matters at ASRV’s subsidiaries. During 2022, the committee retained Strategic Compensation Planning, Inc. as its independent compensation consultant.
Board Leadership Structure and Risk Oversight
The Board currently separates the role of Non-Executive Chairman of the Board of Directors from the role of President and Chief Executive Officer. We believe that the separation of these roles, while not always necessary, is appropriate in the current economic and regulatory environment in which ASRV operates. We believe that the President and Chief Executive Officer should primarily focus on managing ASRV’s operations in a manner that executes its corporate strategy. Conversely, we believe that our Non-Executive Chairman of the Board of Directors should primarily focus on leading the Board’s oversight of corporate governance matters, monitoring the progress and effectiveness of the President and Chief Executive Officer and management in implementing the Company’s corporate strategy, and ensuring that the Board is receiving, with sufficient frequency, the information it requires to act effectively, including providing proper risk oversight.
We believe that each member of our Board in his or her fiduciary capacity has a responsibility to monitor and manage risks faced by ASRV. The Board has the Chief Risk Officer, representing management, making two detailed presentations to the entire Board each year. These presentations speak of each known risk in the

Company, its severity, and the actions of management to eliminate it or at the very least to mitigate it. At a minimum this requires the members of our Board to be actively engaged in Board discussions, review materials provided to them, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors. Furthermore, because the banking industry is highly regulated, certain risks to ASRV are monitored by the Board through its review of ASRV’s compliance with regulations set forth by its regulatory authorities, including the Pennsylvania Department of Banking and Securities, the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation, and recommendations contained in regulatory examinations.
We believe risk oversight is a responsibility for each member of the Board. Each of our committees concentrates on specific risks for which they have an expertise, and each committee is required to regularly report to the Board on its findings. For example, the investment/ALCO committee regularly monitors ASRV’s exposure to certain investment risks, such as the effect of interest rate or liquidity changes, while our audit committee monitors ASRV’s exposure to certain reputational risks by establishing and evaluating the effectiveness of the Company programs to report and monitor fraud and by monitoring ASRV’s internal controls over financial reporting. Our compensation/human resources committee’s role in monitoring the risks related to our compensation structure is discussed in further detail in the section titled “Our Compensation Policies and Risk” below.
Compensation/Human Resources Committee Interlocks and Insider Participation
Directors Sargent (Chair), Pasquerilla (Vice Chair), Adams, and O’Malley are excluded from participation in any plan administered by the compensation/human resources committee while serving as a member of such committee, except for participation in the Independent Directors’ Annual Retainer Plan (the committee’s administration of which is limited to coordinating the payment of a predetermined retainer), a non-employee director deferred compensation plan, and the 2021 Equity Incentive Plan, which was previously approved by shareholders on April 27, 2021.
None of our executive officers serves as a member of the Board, or on the compensation committee, of any entity that has one or more executive officers serving on our Board or compensation/human resources committee.
Diversity
We are committed to supporting a culture of diversity and inclusion among our workforce and community. We have implemented various training sessions to promote a workforce and work environment that recognizes the value of a diverse employee base.
As we strive to build a more diverse workforce, we also focused on increasing diversity on the Board and the boards of Board of our various subsidiaries. The vetting process for board members includes diversity as a factor for consideration.

Board Diversity Matrix as of March 15, 2023
Total Number of Directors and Director Nominees of the Board	11
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors and Director Nominees of the Board	3	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	8	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Executive Officers
Our current executive officers and certain biographical information regarding them, other than Mr. Stopko, whose information is included under “Matter No. 1 — Election of ASRV Directors,” is listed below. All data is as of the date of this proxy statement.
Michael D. Lynch, age 62, Executive Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer of AmeriServ Financial, Inc. Mr. Lynch became Executive Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer on April 1, 2021. Mr. Lynch had been interim Chief Financial Officer of AmeriServ Financial, Inc. from January 15, 2015 until such appointment, following the promotion of Mr. Stopko. Mr. Lynch has served as Senior Vice President and Chief Investment and Chief Risk Officer of AmeriServ since 2013. He had been Vice President and Chief Investment and Chief Risk Officer of AmeriServ from 2005 to 2013.
James T. Huerth, age 61, President and Chief Executive Officer of AmeriServ Trust and Financial Services Company. Effective February 19, 2016, Mr. Huerth was appointed the President and Chief Executive Officer of AmeriServ Trust and Financial Services Company. Until such appointment, Mr. Huerth was the President and Chief Executive Officer of AmeriServ Financial Bank since March 19, 2015, positions which he had held on an interim basis since January 9, 2015. Prior to this appointment, Mr. Huerth had served as Executive Vice President and Chief Banking Officer of the Bank from 2009 until his appointment to President and Chief Executive Officer of AmeriServ Financial Bank. Mr. Huerth was Director of Corporate Banking, Senior Executive Vice President of StellarOne from 2008 to 2009, and President and Chief Executive Officer and a member of the Board of Planters Bank and Trust Co. from 2004 to 2008.
Executive Compensation
Introduction
The compensation/human resources committee administers our executive compensation program. The committee, which is composed entirely of independent directors, operates under a written charter and is responsible for determining and recommending to the full Board the total compensation of the President and Chief Executive Officer (the “CEO”) and, with the recommendations of the CEO, evaluating and reviewing the compensation of the other executive officers identified in the Summary Compensation Table that appears following this “Executive Compensation” (we refer to the CEO and the other executive officers identified in that table collectively as the “Named Executive Officers”), for administering our incentive compensation programs (including our stock incentive plan), for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation. The committee retained Strategic Compensation Planning, Inc. as its independent compensation consultant for 2021.
The compensation/human resources committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The compensation/human resources committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the Board.
Compensation Philosophy.
Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the compensation/human resources committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:
•
emphasize the enhancement of shareholder value;

•
support the acquisition and retention of competent executives;

•
deliver the total executive compensation package in a cost-effective manner;

•
reinforce key business objectives;

•
provide competitive compensation opportunities for competitive results;

•
encourage management ownership of our Common Stock; and

•
comply with applicable regulations.

The committee collects and analyzes findings regarding competitive positioning of compensation in light of ongoing performance results. These findings generally assess: ASRV’s financial and securities market performance; executive compensation competitiveness by position (survey-based and peer-based); and aggregate organization-wide compensation competitiveness and total personnel costs. In light of this information, the committee recommends executive salary adjustments, recommends executive discretionary incentive/bonus plans, and administers our 2021 Equity Incentive Plan. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.
In order to make the foregoing assessments, the committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to us and our subsidiaries. However, the committee does not maintain a specific target percentile with respect to this peer group in determining executive compensation levels. A selection of national information is used for comparative compensation survey data, including data from a peer group of small-cap bank holding companies in our geographic area. The peer group, which consists of publicly traded bank holding companies with asset size of between $1 billion and $3 billion, is periodically revised, and, for 2022 compensation decisions, the group consisted of the following companies: ACNB Corporation, Franklin Financial Services Corporation, Chemung Financial Corporation, Codorus Valley Bancorp, Inc., First United Corporation, FNCB Bancorp, Citizens & Northern Corporation, Penns Woods Bancorp, Inc., Orrstown Financial Services, Inc., ESSA Bancorp, Inc., CB Financial Services, Inc., Ohio Valley Bancorp (OVBC), Emclaire Financial Corp. (EMFC), and Norwood Financial Corporation.
Our executive compensation policy is designed to encourage decisions and actions that have a positive impact on overall corporate performance. For that reason, participation is focused on executive officers who have the greatest opportunity to influence the achievement of strategic corporate objectives.

We use two components of the executive compensation program to establish and maintain the desired relationship between executive pay and performance.
The first component, the formal performance appraisal system, relates to annual salary adjustments. We establish quantitative and qualitative performance factors for each executive position, and annually evaluate the performance of the executive against these standards. We then integrate this appraisal with market-based adjustments to salary ranges to determine if a base salary increase is merited.
The second component of ensuring the desired relationship between executive pay and performance relates to the committee’s role in administering our 2021 Equity Incentive Plan and recommending executive discretionary cash incentive/bonus awards. The committee recommends cash and equity at-risk compensation awards to the Board when, in the judgment of committee members, such awards are justified by the performance of executive officers in relation to our performance with due regard for the level of risk assumed by the company.
The accounting and tax treatment of particular forms of compensation do not materially affect the committee’s compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.
Components of Compensation.
The elements of compensation for the Named Executive Officers are generally comprised of the following:
•
base salary,

•
incentive opportunities under our cash- and stock-based incentive compensation program,

•
equity awards under our 2021 Equity Incentive Plan,

•
benefits under our pension plan,

•
benefits under our health and welfare benefits plans, and

•
certain limited perquisites.

1.   Base Salary.   The compensation/human resources committee reviews the base salaries of the Named Executive Officers on an annual basis as well as in the event of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer is reported in the Summary Compensation Table, which appears following this Compensation Discussion and Analysis.
2.   Incentive Cash and Stock Compensation.   We have an established, written executive incentive compensation plan, our Executive At-Risk Incentive Compensation Plan, which generally provides for payment of 75% in cash and 25% in stock for the achievement of corporate performance goals, weighted 75%, and individual performance goals, weighted 25%. In order to receive a payment under the plan, a participant has to be employed on the date of payout. With respect to the corporate performance goals for 2022, we based incentive award opportunities on both an annual company-wide budgeted return on assets (“ROA”) target of 0.61% and 65% of the average ROA for the previously named peer group, after excluding the highest and lowest performer. The maximum bonus targets for 2022 were 33%, 25%, and 28% of base salary for Messrs. Stopko, Lynch and Huerth, respectively. The compensation/human resources committee believes it set the performance measures for 2022 such that the performance goals were appropriate. Based upon publicly reported results for the year ended December 31, 2022, we achieved an ROA of 0.55% which did not meet the specified targets so there was no payout for any of the named executive officers under the Executive At-Risk Incentive Compensation Plan.
3.   Equity Awards.   We use the grant of stock options under our 2021 Equity Incentive Plan as the primary vehicle for providing long-term incentive compensation opportunities to our senior officers, including the Named Executive Officers. The 2021 Equity Incentive Plan provides for the grant of restricted stock awards and qualified and non-qualified stock options. We grant all stock options with a per share exercise price that is not less than 100% of the fair market value of such shares on the date that the option is granted. Accordingly, grantees will not obtain any value from the option grant under our 2021 Equity Incentive Plan unless the market price of our Common Stock increases after the date of grant. The 2021 Equity Incentive Plan is designed to provide at-risk (incentive) compensation that aligns management’s financial interests with those of our shareholders, encourages management ownership of our Common Stock, supports the achievement of corporate short and long-term financial objectives, and provides competitive equity reward opportunities. We have not adopted any specific policy regarding the amount or timing of any stock-based compensation under our 2021 Equity Incentive Plan. Information concerning the number of options held by each Named Executive Officer as of December 31, 2022, is set forth in the Outstanding Equity Awards at Fiscal Year-End Table, which appears below. There were no equity awards granted during 2022 to any of the named executive officers.
4.   Pension Plan and Deferred Compensation Plan.   We maintain a defined benefit pension plan for the benefit of our employees, including the Named Executive Officers. Benefits under the plan are based upon an employee’s years of service and highest average compensation for a five-year period. The 2022 change in the actuarial present values of each Named Executive Officer’s accumulated benefit under the plan for each of Messrs. Stopko, Lynch and Huerth was a decrease of $297,000, $167,000 and $196,000, respectively, which is also set forth in the Summary Compensation Table, which appears below. The actuarial present value of each Named Executive Officer’s accumulated benefit under the plan and the aggregate number of years of service credited to each Named Executive Officer is set forth in the Pension Benefits Table, which also appears below. Effective January 1, 2013, we amended the defined benefit pension plan to provide that non-union employees hired on or after that date are not eligible to participate. Effective January 1, 2014, we amended the defined benefit pension plan to provide that union employees hired on or after that date are not eligible to participate. Instead, such employees are eligible to participate in a qualified 401(k) retirement plan. All of the Named Executive Officers continue to participate in the defined benefit pension plan under the old plan provisions.
We also maintain the AmeriServ Financial Executive Deferred Compensation Plan (the “Deferred Compensation Plan”), under which participants who are among a select group of management or highly compensated employees (including our Named Executive Officers) may elect to defer receipt of all or a portion of any annual incentive bonus and/or salary payable to such participants with respect to a fiscal year. Under the Deferred Compensation Plan, each participant may make an irrevocable deferral election before the beginning of the fiscal year to which such compensation relates. Participants can elect to receive distributions of their accounts in the Deferred Compensation Plan, either in a lump sum or in installments, commencing within 30 days following either (i) their separation of service or disability, or (ii) a specified date. Participants may elect to allocate the deferred amounts into an investment account and select among various investment options upon which the rate of return of the deferred amounts will be based. Participants’ investment accounts are adjusted periodically to reflect the deemed gains and losses attributable to the deferred amounts. Each participant is always 100% vested in their investment accounts. The Deferred Compensation Plan is a non-qualified deferred compensation plan. As such, the rights of all participants to any deferred amounts represent our unsecured promise to pay and the deferred amounts remain subject to the claims of the company’s creditors. Information about our Named Executive Officers participation in the Deferred Compensation Plan for 2022 can be found below under the caption “Nonqualified Deferred Compensation Plan.”
5.   Health and Welfare Benefits.   We provide health, life, and disability insurance, and other employee benefits programs to our employees, including the Named Executive Officers. The compensation/human resources committee is responsible for overseeing the administration of these programs and believes that our employee benefits programs should be comparable to those maintained by other members of our peer group so as to assure that we are able to maintain a competitive position in terms of attracting and retaining officers and other employees. We provide these employee benefits plans on a non-discriminatory basis to all full-time employees.
6.   Perquisites.   We provide our Named Executive Officers with additional benefits not generally available to our other employees. For example, as set forth in the footnotes to our Summary Compensation Table, which appears below, certain of our Named Executive Officers receive reimbursements for the purchase or lease of, and the operation expenses for, a motor vehicle and for country club membership fees and dues. The compensation/human resources committee believes that these perquisites are offered by its competitors for talented executive officers and allow us to remain competitive in attracting and retaining talented executive officers.

2022 Executive Officer Compensation.
For 2022, we increased the Named Executive Officers’ base salaries in order to, among other things, maintain their compensation at a competitive level. The committee’s independent compensation consultant provided an updated study to the committee in October 2021 which included the compensation levels of each of the Named Executive Officers and those from the previously identified peer group. The independent compensation consultant also examined with the committee the pay practices from other Pennsylvania, New York, New Jersey, and Ohio based financial institutions with assets generally between $1 billion and $3 billion, with data from the Economic Research Institute used to normalize the information for Johnstown, Pennsylvania. The compensation/human resources committee also considered a number of factors in setting these new levels, including an annual review of peer compensation and the overall performance of the company.
As part of our compensation program, we entered into agreements with Messrs. Stopko, Lynch, and Huerth pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment. See “Employment Contracts and Payments Upon Termination or Change in Control” below for a more detailed description of these events. We believe that this structure will help: (i) assure the executives’ full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (ii) assure the executives’ objectivity for shareholders’ interests; (iii) assure the executives of fair treatment in case of involuntary termination following a change in control; and (iv) attract and retain key talent during uncertain times.
Our Compensation Policies and Risk.
The compensation/human resources committee discussed, evaluated, and reviewed with our chief risk officer all of the company’s employee compensation programs in light of the risks posed to us by such programs. The compensation/human resources committee also discussed, evaluated, and reviewed with our chief risk officer all of the compensation programs in which the Named Executive Officers participate to assess whether any aspect of these programs create risks that are reasonably likely to have a material adverse effect on us. The compensation/human resources committee met with our chief risk officer in February 2022 and November 2022 with respect to the foregoing.
At the conclusion of this review, the compensation/human resources committee determined that our compensation programs for our Named Executive Officers do not create risks that are reasonably likely to have a material adverse effect on us.
Restatement of Financial Statements.
The compensation/human resources committee is of the view that, to the extent permitted by law, it has authority to retroactively adjust any cash or equity-based incentive award paid to any senior officer (including any Named Executive Officer) where the award was based upon our achievement of specified financial goals and it is subsequently determined following a restatement of our financial statements that the specified goals were not in fact achieved. There has been no restatement of our financial statements, and, therefore, there have been no retroactive adjustments of any cash or equity-based incentive award on such a basis.

Compensation Paid to Executive Officers
The following table sets forth information for the years ended December 31, 2020, 2021 and 2022 concerning the compensation of our Named Executive Officers for services in all capacities to us and our subsidiaries.
SUMMARY COMPENSATION TABLE
Name, Age and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Jeffrey A. Stopko, age 60 President and CEO of ASRV and AmeriServ Financial Bank	2022	377,423	0	0	0	0	0	21,335	398,758
	2021	362,600	47,863	0	34,500	0	22,210	14,275	481,448
	2020	352,950	0	0	0	0	212,058	14,281	579,289
Michael D. Lynch, age 62 Executive Vice President, CFO, Chief Investment Officer, & Chief Risk Officer of ASRV and AmeriServ Financial Bank and Treasurer of AmeriServ Trust and Financial Services Company	2022	231,175	0	0	0	0	0	11,567	242,742
	2021	218,225	21,823	0	26,550	0	44,318	8,009	318,925
	2020	201,750	0	0	0	0	180,652	4,758	387,160
James T. Huerth, age 61 President and CEO of AmeriServ Trust and Financial Services Company	2022	312,750	0	0	0	0	0	19,631	332,281
	2021	300,950	33,706	0	26,550	0	75,518	16,286	453,010
	2020	293,350	0	0	0	0	221,344	13,541	528,235

(1)
Based on the assumptions used for ASC 715 “Compensation -Retirement Benefits”, the change in pension value during 2022 for Messrs. Stopko, Lynch and Huerth was a decrease of $297,000, $167,000 and $196,000, respectively.

(2)
For 2022, includes, as applicable, (a) premiums we pay for life insurance policies with coverage limits above $50,000 for each named executive officer; (b) country club dues for Messrs. Stopko and Huerth; (c) the aggregate incremental cost of a company-provided automobile for Messrs. Stopko and Huerth and an auto allowance for Lynch; and (d) our 401(k) plan matching contributions for each of Messrs. Stopko, Lynch, and Huerth, in the amount of $3,774, $2,312, and $3,128 respectively.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2022.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jeffrey A. Stopko	4,515	0	0	$3.23	3/15/2023
	25,000	0	0	$3.18	2/19/2024
	10,000	0	0	$2.96	3/19/2025
	6,667	13,333(1)	0	$3.84	2/17/2031
Michael D. Lynch	1,061	0	0	$3.23	3/15/2023
	2,000	0	0	$2.96	3/19/2025
	6,000	0	0	$2.96	4/11/2026
	5,000	10,000(1)	0	$3.84	2/17/2031
James T. Huerth	6,384	0	0	$3.23	3/15/2023
	25,000	0	0	$3.18	2/19/2024
	7,500	0	0	$2.96	3/19/2025
	10,000	0	0	$2.96	4/11/2026
	5,000	10,000(1)	0	$3.84	2/17/2031

(1)
1/2 vests on each of February 17, 2023 and February 17, 2024.

Pension Benefits
The following table sets forth information concerning plans that provide for payments or other benefits at, following, or in connection with, retirement for each Named Executive Officer.
PENSION BENEFITS
FOR THE YEAR ENDED DECEMBER 31, 2022
Name	Plan Name	Number of years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Jeffrey A. Stopko	Defined Benefit Plan	36	915,905	0
Michael D. Lynch	Defined Benefit Plan	40	814,702	0
James T. Huerth	Defined Benefit Plan	13	811,531	0

(1)
The present value of accumulated benefits was calculated with the following assumptions. Retirement occurs at age 65. At that time, the participants take a lump sum based on the accrued benefit as of December 31, 2022. The lump sum is calculated using an interest rate of 5.45% and the IRS 2022 applicable mortality table for IRC Section 417(e). The lump sum is discounted to December 31, 2022, at a rate of 5.45% per year.

Benefits described in the foregoing table relate to the qualified defined benefit retirement plan. Remuneration for pension benefit purposes is total cash remuneration paid to an employee for a calendar year, including base salary, wages, commissions, overtime, bonuses and any other form of extra cash compensation and any pre-tax contributions under a qualified retirement or cafeteria plan. Effective January 1, 2015, excluded items include amounts contributed by the Employer under the plan, non-taxable fringe benefits, country club dues, company-paid automobiles, cafeteria plan refund reimbursements and employee automobile allowances. Effective January 1, 2016, excluded items also include our contributions to a health savings account. An employee’s benefit is determined on the basis of the employee’s final average compensation, which means the average annual compensation received by the employee in the five consecutive years out of ten years before the employee’s termination of employment for which the average annual compensation is highest.
As of December 31, 2022, Messrs. Stopko, Lynch, and Huerth are eligible for an early retirement benefit under the pension plan because they are at least 55 years old and have at least 10 years of credited service. The early retirement benefit is equal to the accrued normal retirement benefit reduced by five-ninths of one percent (5/9%) per month for each of the first five years and by five-eighteenths of one percent (5/18%) per month for each of the next five years by which the commencement date of the pension precedes the normal retirement date.
Retirement benefits under the pension plan are paid for the life of the employee with a right of survivorship with respect to ten years of post-retirement benefits. Other optional forms of benefits are available in actuarially equivalent amounts.
Nonqualified Deferred Compensation Plan
Set forth below is information regarding our Named Executive Officers’ participation in the AmeriServ Financial Executive Deferred Compensation Plan.
Nonqualified Deferred Compensation — 2022
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)
James T. Huerth	48,128	—	4,656	—	306,455
Employment Contracts and Payments Upon Termination or Change in Control
We enter into employment contracts and change in control agreements with certain of our employees, including the Named Executive Officers, when we determine that an employment or change in control agreement is warranted in order to ensure the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where it is determined it is necessary in light of the prior experience of the executive or our practices with respect to other similarly situated employees.
Mr. Stopko’s Employment Agreement
In connection with Mr. Stopko’s appointment as our President and Chief Executive Officer on April 27, 2015, we entered into an employment agreement with Mr. Stopko, which was for a period of two years from the effective date and automatically renews annually for a one-year term unless one party provides the other party a written non-renewal notice at least 90 days in advance of the end of such period. The employment agreement provides that Mr. Stopko must maintain a primary residence during his employment term in our primary market area and generally provides that Mr. Stopko may not compete with our business for at least two years following termination of his employment or solicit any of its employees, consultants, customers, clients, or vendors for at least one year following termination of his employment. Under his employment agreement, Mr. Stopko is entitled to, among other things: (i) an annual base salary of $285,000 ($377,423 as of December 31, 2022); (ii) participate in our health insurance and life insurance benefit plans, defined benefit program, 401(k) plan and long-term disability benefit plan; (iii) be eligible to receive annual bonuses, in such amounts and at such times, if any, as may be approved by our Board in accordance with the Executive At-Risk

Compensation Plan as a level one participant, with such annual payment not to exceed 33% of Mr. Stopko’s base salary; and (iv) certain other perquisites related to personal time, use of a vehicle owned or leased by us, and country club membership expenses.
The employment agreement and Mr. Stopko’s employment may be terminated for cause (as defined in the employment agreement) by written notice from us. If the employment agreement is terminated for cause, Mr. Stopko’s rights under the employment agreement terminate as of the effective date of termination. The employment agreement also terminates without further payments to Mr. Stopko as of the termination date, in the event of his voluntary termination of employment (other than as specified following a change in control as defined in the employment agreement), retirement at his election, death or disability (as defined in the employment agreement). Mr. Stopko agrees that, in the event his employment under the employment agreement is terminated for any reason, he will concurrently resign as our director and a director of any of our respective affiliates if he is then serving as a director of any such entities.
In the event that Mr. Stopko’s employment is either involuntarily terminated other than for cause or disability in the absence of a change in control (as defined in the employment agreement), he will continue to receive his monthly base salary in effect on the date of termination for a period of twenty-four months and health insurance benefits substantially similar to those which Mr. Stopko was receiving immediately prior to the date of termination for the two year period immediately following the date of termination; provided that Mr. Stopko will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
In the event that, following a change in control, either Mr. Stopko’s employment is terminated involuntarily other than for cause or disability or Mr. Stopko resigns after the occurrence of certain specified occurrences described below, Mr. Stopko will generally receive a cash lump-sum payment within 30 days following his termination in an amount equal to 2.99 times his annual base salary then in effect. In addition, for a period of three years following termination, we will arrange to provide Mr. Stopko with health insurance benefits substantially similar to those which Mr. Stopko was receiving immediately prior to the date of termination effect; provided that Mr. Stopko will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
The additional specified circumstances include:
•
a reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the employment agreement, which results in a material negative change to Mr. Stopko in the employment relationship;

•
the assignment of Mr. Stopko to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which results in a material negative change to Mr. Stopko in the employment relationship;

•
a reduction in Mr. Stopko’s annual base salary in effect on the day immediately prior to the date of the change in control;

•
a termination of Mr. Stopko’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Stopko participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Stopko under any of such plans;

•
a failure by us to provide Mr. Stopko with benefits at least as favorable as those enjoyed by Mr. Stopko under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Stopko participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•
our material breach of the employment agreement.

The employment agreement provides that in the event that any amounts or benefits payable to Mr. Stopko under the employment agreement as a result of his termination of employment, when added to other amounts or benefits which may become payable to him by us, would be subject to an excise tax, the amounts and benefits payable under the employment agreement will be reduced to such extent as may be necessary to avoid such imposition.
The employment agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the employment agreement:
•
any “person” or “group” which is not an affiliate of AmeriServ (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the employment agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the employment agreement) of our securities representing fifty percent (50%) or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person which is not our affiliate.

The employment agreement generally defines the term “cause” as:
•
a material breach of the employment agreement by Mr. Stopko that is not cured by Mr. Stopko within 30 days following the date he received written notice from us of our intent to terminate his employment for cause as a result of such material breach;

•
Mr. Stopko’s commission of any act involving dishonesty or fraud or conduct, whether or not said act brings us into public disgrace or disrepute in any respect, including but not limited to acts of dishonesty or fraud, commission of a felony or a crime of moral turpitude;

•
gross negligence or willful misconduct by Mr. Stopko with respect to us or Mr. Stopko’s continuing and unreasonable refusal to substantially perform his duties with us as specifically directed by the Board; or

•
Mr. Stopko’s abuse of drugs, alcohol, or other controlled substances if Mr. Stopko has refused treatment for such substance abuse or has failed to successfully complete treatment for such substance abuse within the past 12 months.

In connection with the employment agreement, a termination for “good reason” will be considered to have occurred if such termination occurs absent a change in control and is on account of a reduction in the Executive’s annual base salary except for: (i) across-the-board salary reductions similarly affecting all our salaried employees; or (ii) across-the-board salary reductions similarly affecting all our senior executive officers. Mr. Stopko’s right to terminate employment for good reason is subject to the following conditions: (a) we will pay amounts payable upon a good reason termination if Mr. Stopko actually terminates employment within two years following the initial existence of the good reason event; and (b) Mr. Stopko must provide written notice to us of the good reason event within 90 days of the initial existence of the event and we must be given at least 30 days to remedy such situation.
Mr. Huerth’s Employment Agreement
Effective May 17, 2010, the Bank entered into an employment agreement with Mr. Huerth. The employment agreement was for a period of one year from the effective date and automatically renews annually for a one-year term unless one party provides the other party a written non-renewal notice at least 90 days in advance of the end of such period. The employment agreement provides that Mr. Huerth may not compete with our business or solicit any of its employees, consultants, customers, clients, or vendors for at least two years following termination of his employment. Under his employment agreement, Mr. Huerth is entitled to, among other things: (i) an annual base salary of $175,000 ($312,750 as of December 31, 2022); (ii) participate in our health insurance and life insurance benefit plans, defined benefit program, 401(k) plan and long-term disability benefit plan; (iii) be eligible to receive annual bonuses, in such amounts and at such times, if any, as may be approved by our Board in accordance with the Executive At-Risk Compensation Plan; and (iv) certain other perquisites related to personal time, use of a vehicle owned or leased by us, and country club membership expenses.

The employment agreement and Mr. Huerth’s employment may be terminated for cause (as defined in the employment agreement) by written notice from us. If the employment agreement is terminated for cause, Mr. Huerth’s rights under the employment agreement terminate as of the effective date of termination. The employment agreement also terminates without further payments to Mr. Huerth as of the termination date, in the event of his voluntary termination of employment (other than as specified following a change in control as defined in the employment agreement), retirement at his election, death or disability (as defined in the employment agreement). Mr. Huerth agrees that, in the event his employment under the employment agreement is terminated for any reason, he will concurrently resign as our director and a director of any of our respective affiliates if he is then serving as a director of any such entities.
In the event that Mr. Huerth’s employment is either involuntarily terminated other than for cause or disability in the absence of a change in control (as defined in the employment agreement), he will continue to receive a severance payment equal to 0.75 times his annual base salary then in effect and continuation of health insurance benefits substantially similar to those which Mr. Huerth was receiving immediately prior to the date of termination for the nine month period immediately following the date of termination; provided that Mr. Huerth will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
In the event that, following a change in control, either Mr. Huerth’s employment is terminated involuntarily other than for cause or disability or Mr. Huerth resigns after the occurrence of certain specified “good reason” occurrences described below, Mr. Huerth will generally receive a cash lump-sum payment within 30 days following his termination in an amount equal to two times his annual base salary then in effect plus an additional payment equal to the additional retirement benefits he would have earned had he continued in employment for an additional three years. In addition, for a period of three years following termination, we will arrange to provide Mr. Huerth with health insurance benefits substantially similar to those which Mr. Huerth was receiving immediately prior to the date of termination effect; provided that Mr. Huerth will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
The additional specified “good reason” circumstances include:
•
a reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the employment agreement, which results in a material negative change to Mr. Huerth in the employment relationship;

•
the assignment of Mr. Huerth to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which results in a material negative change to Mr. Huerth in the employment relationship;

•
a reduction in Mr. Huerth’s annual base salary in effect on the day immediately prior to the date of the change in control;

•
a termination of Mr. Huerth’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Huerth participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Huerth under any of such plans;

•
a failure by us to provide Mr. Huerth with benefits at least as favorable as those enjoyed by Mr. Huerth under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Huerth participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•
our material breach of the employment agreement.

Mr. Huerth’s right to terminate employment for good reason is subject to the following conditions: (a) any amounts payable upon a good reason termination will be paid only if Mr. Huerth actually terminates employment within one year following the initial existence of the good reason event; and (b) Mr. Huerth must provide written notice to us of the good reason event within 90 days of the initial existence of the event and we must be given at least 30 days to remedy such situation.

The employment agreement provides that in the event that any amounts or benefits payable to Mr. Huerth under the employment agreement as a result of his termination of employment, when added to other amounts or benefits which may become payable to him by us, would be subject to an excise tax, the amounts and benefits payable under the employment agreement will be reduced to such extent as may be necessary to avoid such imposition.
The employment agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the employment agreement:
•
any “person” or “group” which is not an affiliate of AmeriServ (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the employment agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the employment agreement) of our securities representing fifty percent (50%) or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person which is not our affiliate.

The employment agreement generally defines the term “cause” as:
•
a material breach of the employment agreement by Mr. Huerth that is not cured by Mr. Huerth within 30 days following the date he received written notice from us of our intent to terminate his employment for cause as a result of such material breach;

•
Mr. Huerth’s commission of any act involving dishonesty or fraud or conduct, whether or not said act brings us into public disgrace or disrepute in any respect, including but not limited to acts of dishonesty or fraud, commission of a felony or a crime of moral turpitude;

•
gross negligence or willful misconduct by Mr. Huerth with respect to us or Mr. Huerth’s continuing and unreasonable refusal to substantially perform his duties with us as specifically directed by the Board; or

•
Mr. Huerth’s abuse of drugs, alcohol, or other controlled substances if Mr. Huerth has refused treatment for such substance abuse or has failed to successfully complete treatment for such substance abuse within the past 12 months.

Mr. Lynch’s Change in Control Agreement
On February 19, 2016, we entered into a change in control agreement with Mr. Lynch. The initial term of the agreement is for three years and the agreement annually renews for a term ending three years from each annual anniversary date, unless a party has given the other party written notice at least 60 days prior to such anniversary date that such party does not agree to renew the employment agreement. Under the agreement, if we or a successor terminate Mr. Lynch’s employment, without cause, or if Mr. Lynch terminates employment upon the occurrence of certain events (following his written notice to us within 90 days of the occurrence of any event of good reason and our failure to cure the same within 30 days of receipt of such notice) following a change in control, he will be entitled to certain severance benefits; provided that he executes a release agreement. The severance benefits under the agreement consist of the following:
•
a lump-sum payment, within 30 days following termination, equal to one times his base salary then in effect, or immediately prior to any reduction which would entitle to Mr. Lynch to terminate his employment under certain circumstances under the agreement;

•
a lump-sum payment, within 30 days following termination, equal to the present value (determined based upon 120% of the then prevailing monthly short-term applicable federal rate) of the excess of (i) the aggregate retirement benefits Mr. Lynch would have received under the terms of each and every retirement plan (as defined in the agreement) had he (A) continued to be employed for one more year, and (B) received (on a pro rata basis, as appropriate) the greater of (1) the highest compensation taken into account under each such retirement plan with respect to one of the two years immediately preceding the year in which the date of termination occurs, or (2) his annualized base compensation in effect prior to the date of termination (or prior to any reduction which would entitle to Mr. Lynch to terminate his employment under certain circumstances under the agreement), over (ii) the retirement benefits he actually receives under the retirement plans;
•
for a period of one year from the date of termination of employment, life, disability, and medical insurance benefits will be provided at levels equivalent to the highest levels in effect for Mr. Lynch during any one of the three calendar years preceding the year in which notice of termination is delivered, or, to the extent such benefits cannot be provided under a plan because Mr. Lynch is no longer an employee, a lump sum cash payment equal to the after tax cost (estimated in good faith by us) of obtaining such benefits, or substantially similar benefits, within 30 days following termination; and

•
all unvested stock options will become immediately vested, and such options will be exercisable at any time prior to the earlier of the expiration date of such options or the date which is 90 days after termination of employment.

If Mr. Lynch becomes entitled to receive the severance benefits under the agreement, he will be subject to a covenant not to compete and an agreement not to solicit our customers or employees for 12 months following termination of employment.
The agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the agreement:
•
any “person” or “group” (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the agreement) of our securities representing 24.99% or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person; or

•
there occurs a contested proxy solicitation or solicitations of our shareholders which results in the contesting party or parties obtaining the ability to elect a majority of the members of our Board standing for election at one or more meetings of our shareholders.

The agreement generally defines the term “cause” as:
•
a material breach of any provision of the agreement that Mr. Lynch fails to cure within 30 days following his receipt of written notice from us specifying the nature of his breach; or

•
willful misconduct of Mr. Lynch that is materially adverse to the best interests, monetary or otherwise, of AmeriServ; or

•
conviction, or the entering of a plea of guilty or nolo contendere, of a felony or of any crime involving moral turpitude, fraud or deceit.

The additional specified triggering circumstances following a change in control include:
•
any material reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the agreement;

•
the assignment of Mr. Lynch to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which has a material negative impact to Mr. Lynch on the employment relationship;

•
any material reduction in Mr. Lynch’s annual base salary in effect on the day immediately prior to the date of the change in control;

•
any failure to continue Mr. Lynch’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Lynch participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Lynch under any of such plans;
•
any failure by us to provide Mr. Lynch with benefits at least as favorable as those enjoyed by Mr. Lynch under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Lynch participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•
our breach of any provision of the agreement.

The table below summarizes the payments the Named Executive Officers, whose actual payments are reflected above, would receive if they were terminated as of, or if a change in control occurred on, December 31, 2022.
				Before Change in Control		After Change in Control
		Termination for Death or Disability	Involuntary Termination for Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason
Jeffery A. Stopko	Severance(1)	$0	$0	$714,429	$714,429	$1,128,493	$1,128,493
	Welfare continuation(2)	$0	$0	$31,512	$31,512	$46,053	$46,053
	Value of Accelerated Stock Options	$0	$0	$0	$0	$1,333	$1,333
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$(113,754)	$(113,754)
	Total	$0	$0	$745,941	$745,941	$1,062,125	$1,062,125
James T. Huerth	Severance(1)	$0	$0	$234,562	$0	$625,500	$625,500
	Additional retirement benefit payment	$0	$0	$0	$0	$298,616	$298,616
	Welfare continuation(2)	$0	$0	$12,817	$0	$48,335	$48,335
	Value of Accelerated Stock Options	$0	$0	$0	$0	$1,000	$1,000
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$(239,112)	$(239,112)
	Total	$0	$0	$247,380	$0	$734,339	$734,339
Michael D. Lynch	Severance(1)	$0	$0	$0	$0	$231,175	$231,175
	Additional retirement benefit payment	$0	$0	$0	$0	$66,213	$66,213
	Welfare continuation(2)	$0	$0	$0	$0	$17,740	$17,740
	Value of Accelerated Stock Options	$0	$0	$0	$0	$1,000	$1,000
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$316,127	$316,127

(1)
For severance and welfare continuation payment calculation, and time and form of such payments, see “Employment and Severance Agreements.”

(2)
Assumes no increase in the cost of welfare benefits.

Compensation of Directors
The following table sets forth information concerning compensation that we or the Bank or the Trust Company paid or accrued to each non-employee member of our Board during the year ended December 31, 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total
J. Michael Adams, Jr.	$50,419	$27,500	$77,919
Amy Bradley	$15,200	$18,333	$33,533
Allan R. Dennison	$108,000	$27,500	$135,500
Kim W. Kunkle	$36,819	$27,500	$64,319
Margaret A. O’Malley	$39,694	$27,500	$67,194
Daniel A. Onorato	$31,369	$27,500	$58,869
Mark E. Pasquerilla	$43,869	$27,500	$71,369
Sara A. Sargent	$60,919	$27,500	$88,419

Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of stock awards earned under our 2021 Equity Incentive Plan. See the discussion in our Annual Report on Form 10-K for the year ended December 31, 2022, for a discussion of the assumptions and methodologies used to calculate the amounts in this column. All non-employee independent directors serving as of May 16, 2022, received an annual retainer of $27,500 payable in shares of our Common Stock, which amounted to 6,816 shares with the exception of Ms. Bradley who became a Director after May 16, 2022. Ms. Bradley received an annual retainer of $18,333 payable in shares of our Common Stock, which amounted to 4,541 shares. Board meeting and committee meeting attendance fees are paid in cash.
In 2022, all ASRV and Bank board meetings were held separately with separate agendas and minutes. During 2022, non-employee directors received $1,000 for each ASRV Board meeting and $750 for each Bank board meeting attended and received $600 for their attendance at certain committee meetings of the ASRV and Bank board of directors. In 2022, each committee Chair received an annual retainer of $2,500 in addition to the committee meeting fee. However, directors frequently were not compensated for specially called committee meetings, telephonic meetings, or committee meetings convened for a limited purpose. Mr. Dennison, in connection with his service as non-executive Chairman of the Board of Directors of ASRV and all subsidiaries during 2022 received a monthly retainer of $9,000.
Directors Adams, Dennison, Kunkle, O’Malley, and Sargent are also directors of the Trust Company. Directors serving on the board of directors of the Trust Company, other than Mr. Dennison, received $750 for each Trust Company board of directors meeting attended. Messrs. Ford and Dennison receive no additional compensation for attending such meetings.
Messrs. Adams, and Dennison also serve on the board of directors of West Chester Capital Advisors, a wholly-owned subsidiary of the Bank. Mr. Adams received $750 for each West Chester Capital Advisors board of directors meeting attended. Mr. Dennison received no additional compensation for attending such meetings.
Director Deferred Compensation Plan
Under the Deferred Compensation Plan for Directors of AmeriServ Financial, Inc., which we refer to as the “Director Plan,” each director may defer receipt of all or a portion of any cash fees that are payable to the director for service on our Board or that of our affiliate. Deferred fees either: (i) accrue simple interest daily from the date of the deferral election until the date of distribution at an annual rate of return determined by the administrator of the Director Plan, in its sole discretion; or (ii) in the discretion of the administrator of the Director Plan, achieve a pre-tax rate of return based upon the participant’s selection among various investment options from the date of the deferral election until the date of distribution. Each participant is 100% vested with respect to the amounts deferred and any earnings with respect to such deferral. The Director Plan is a nonqualified deferred compensation plan. As such, the rights of all participants to any deferred amounts represent our unsecured promise to pay and the deferred amounts remain subject to the claims of our creditors.

PAY VERSUS PERFORMANCE INFORMATION
In August 2022, the SEC adopted final rules to implement Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The following information about the relationship between executive compensation actually paid and certain financial performance of the Company is provided pursuant to Item 402(v) of SEC Regulation S-K.
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non- PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(5)	Net Income (Loss) (thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$398,758	$403,714	$287,512	$291,170	$132.75	$7,448
2021	$482,348	$510,997	$385,968	$408,148	$126.20	$7,072

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Stopko (President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Stopko, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Stopko during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Stopko’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2022	$398,758	—	$4,956	$403,714
2021	$482,348	$35,400	$28,649	$510,997

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) an amount equal to the change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, an amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	—	$933	—	$4,023	—	—	$4,956
2021	$35,600	—	—	$28,449	—	—	$28,649

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Mr. Stopko) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Stopko) included for purposes of calculating the average amounts in each applicable year are as follows: for 2022 and 2021, Mr. Huerth, and Mr. Lynch.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Stopko), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Stopko) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Stopko) for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$287,512	—	$3,658	$291,170
2021	$385,968	$26,550	$22,180	$408,148

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	—	$700	—	$2,958	—	—	$3,658
2021	$26,700	—	—	$22,030	—	—	$22,180

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of cash dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and Net Income (Loss)
In 2021 and 2022, net income was $7.1 million and $7.4 million, respectively, representing a 5.32% increase year over year. The graph below displays the relationship between this net income increase and compensation actually paid to the PEO and NEOs:

Relationship Between NEO Compensation Actully Paid and Company Net Income
Compensation Actually Paid
$600,000
$400,000
$200,000
$-
Net Income (in thousands)
$7,600
$7,400
$7,200
$7,000
$6,800
FY2021
FY2022
CEO Comp. Actually Paid
Non-CEO NEOs Comp. Actually Paid
Net Income $7,072 $7,448

Compensation Actually Paid and Cumulative TSR
In 2021 and 2022, our cumulative TSR on the value of a fixed $100 investment was $126.20 and $132.75, respectively. The graph below displays the relationship between this cumulative TSR increase and compensation actually paid to the PEO and NEOs:

Relationship Between NEO Compensation Actually Paid and Company TSR
Compensation Actually Paid
$600,000
$400,000
$200,000
$-
Total Shareholder Return (TSR)
$150
$100
$50
$-
FY2020
FY2021
FY2022
CEO Comp. Actually Paid
Non-CEO NEOs Comp. Actually Paid
Value of $100 Investment

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MATTER NO. 2
AMEND THE ARTICLES OF INCORPORATION TO
ELIMINATE THE ABILITY TO EXERCISE CUMULATIVE VOTING IN DIRECTOR ELECTIONS
Summary of the Articles Amendment
After careful consideration, the Board unanimously determined that it is in the best interests of the Company and its shareholders to amend the Articles of Incorporation to eliminate cumulative voting in the election of directors. Under cumulative voting, each shareholder is entitled to that number of votes equal to the number of directors being elected multiplied by the number of shares held by such shareholder. Each shareholder may give one candidate all the votes the shareholder is entitled to cast or may distribute his or her votes among as many candidates as the shareholder chooses.
If the Articles Amendment is adopted by the shareholders and thereafter implemented, Article 6 of the Company’s Articles of Incorporation will be amended to expressly remove shareholders’ ability to cumulatively vote their shares in an election of directors. As a result, beginning at the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), each shareholder would be entitled to cast one vote per director nominee for each share of Common Stock held by such shareholders, without the ability to cumulate votes.
The text of Article 6 of the Company’s amended and restated articles of incorporation as it is proposed to be amended by this Matter No. 2 is attached to this Proxy Statement as Appendix B, with addition of text indicated by double-underling. The text of Appendix B is incorporated into this discussion by reference. Shareholders are encouraged to read the full text of the proposed amendment in Appendix B.
Corresponding Amendments to the Bylaws
The Board also has conditionally approved a conforming amendment to the Bylaws. If Matter No. 2 is approved and adopted by shareholders, the conforming amendment to the Company’s Bylaws would become effective. Shareholder approval is not required for the conforming amendment to the Bylaws, and shareholders are not being asked to vote on that amendment.
Background
After evaluating a number of considerations, our Board has determined that the elimination of cumulative voting is in the best interests of the Company and its shareholders. Put simply, cumulative voting allows a given shareholder or shareholders to have outsized influence over the election of a director or multiple directors on the Board. This can increase the chances that a certain director or directors may be focused on the special interests of the specific minority shareholder(s) who cumulated votes to elect them. In contrast, the Board believes that each director should represent the interests of all shareholders rather than the interests of a minority shareholder or a specific constituency and that having directors tied to the interests of a given subset of shareholders could impair the Board’s ability to operate effectively. The elimination of the ability to exercise cumulative voting ensures that directors elected to the Board represent a greater number of shareholders and are not beholden to one particular group of minority holders. The Board further believes that the elimination of cumulative voting will best ensure that the Board will act for the benefit of all shareholders. This approach is consistent with the Company’s desire to proactively enhance its corporate governance practices and serve the best interests of our shareholders.
If the Articles Amendment is approved and adopted, it will become effective upon the filing of an amendment to the Company’s amended and restated articles of incorporation with the Secretary of State of the Commonwealth of Pennsylvania, which the Company intends to undertake promptly following the Annual Meeting upon requisite shareholder approval of Matter No. 2. If Matter No. 2 is not approved and adopted, then the Company’s Articles of Incorporation will remain as currently in effect and shareholders will retain the ability to cumulate their votes in director elections in accordance with the procedures set forth in the Bylaws.
This description of the proposed amendment to the Articles of Incorporation is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment, a copy of which is provided in Appendix B to this Proxy Statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE AND ADOPT THE ARTICLES AMENDMENT.

MATTER NO. 3
ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
As described above in the “Executive Compensation” section and the compensation tables of this proxy statement, the Company’s compensation programs are designed to:
•
align the interests of our executive officers with the long-term interests of our shareholders;

•
create a culture that rewards the superior performance of our executive officers through the attainment of specified performance objectives and targets; and

•
attract, motivate, and retain the highest level of executive talent and experience for the benefit of our shareholders.

We are submitting a non-binding proposal allowing our shareholders to cast an advisory vote on our compensation program at the annual meeting of shareholders. This proposal, commonly known as a “say-on-pay” vote, gives you as a shareholder of the Company an opportunity to endorse or not endorse our executive compensation programs and policies through the following resolution:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative disclosure regarding executive compensation, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon the Board. However, the compensation/human resources committee will take into account the outcome of the vote when considering future executive compensation programs and arrangements.
Opponents of say-on-pay votes have suggested that the impact on shareholder value of these proposals remains unproven because shareholders currently, for example, have the right to approve certain compensation plans, such as stock option plans.
Therefore, we cannot assess what measurable impact, if any, this proposal will have in the creation of shareholder value or improving our corporate governance, in light of the corporate governance standards we currently have in place.
We believe that both the Company and its shareholders benefit from maintaining a constructive dialogue with its shareholders. This proposal is only one part of our corporate governance program and practices that maintain this dialogue with our shareholders and our commitment to the creation of long-term shareholder value.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ABOVE ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

MATTER NO. 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
On March 9, 2023, the audit committee of our Board extended the engagement of Snodgrass to provide audit, tax, SSAE 18 and benefit plan audit services for the years ending on December 31, 2023, 2024 and 2025. Snodgrass has audited our consolidated financial statements as of and for the year ended December 31, 2022. The report on those consolidated financial statements appears in the Annual Report to Shareholders. Representatives of Snodgrass are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Audit Fees
The following table sets forth the aggregate fees billed to us by Snodgrass for the fiscal years ended December 31, 2022, and December 31, 2021.
	2022	2021
Audit Fees	268,146	260,395
Audit-Related Fees	120,831	119,993
Tax Fees	35,100	33,400
All Other Fees	24,267	23,750
“Audit Fees” include fees for audit services associated with the integrated audit of the company’s financial statements and internal controls over financial reporting, the services associated with the quarterly reviews of Form 10-Q and the annual Form 10-K, compliance audit procedures required by HUD and out-of-pocket expenses for all services aforementioned.
“Audit-Related Fees” includes fees associated with the SSAE 18 examination issued by the Trust Company, the audit of the 401(k) profit sharing plan on Form 11-K, an audit of certain common and collective funds of the Trust Company, the surprise custody examination of procedures for our registered investment advisory subsidiary and out-of-pocket expenses for all services aforementioned.
“Tax Fees” includes tax preparation, tax compliance and tax advice.
“All Other Fees” include an information technology network security assessment.
The audit committee’s Pre-Approval Policy is available on the Company’s website at https://investors.ameriserv.com/corporate-information/documents.
The audit committee pre-approves all audit and legally permissible non-audit services provided by Snodgrass in accordance with the pre-approval policies and procedures adopted by the committee at its meeting on August 4, 2022. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approved services include pre-approval of non-prohibited services for a limited dollar amount. A list of the prohibited non-audit services as defined by the SEC is attached to the pre-approval policy. The SEC’s rule and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
The pre-approval fee levels for all services to be provided by Snodgrass are established annually by the audit committee. Any proposed services exceeding these levels will require specific pre-approval by the audit committee. All services performed by Snodgrass in 2022 were pre-approved in accordance with the pre-approval policy.

Shareholder ratification of the selection of Snodgrass as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board, on behalf of the audit committee, is submitting the selection of Snodgrass to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF SNODGRASS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT
The audit committee of ASRV’s Board operates under a written charter that specifies the audit committee’s duties and responsibilities. This charter is available on our website at https://investors.ameriserv.com/corporate-information/documents.
The audit committee oversees ASRV’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management including a discussion about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.
The audit committee reviewed with Snodgrass, our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of ASRV’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards or as are required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from Snodgrass required by the Independence Standards Board Standard No. 1, and has discussed with Snodgrass its independence. When necessary, the audit committee has considered the compatibility of non-audit services with the auditor’s independence.
The audit committee discussed with ASRV’s internal auditor and Snodgrass the overall scope and plans for their respective audits. The audit committee met with the internal auditor and Snodgrass to discuss the results of their audits and examinations, their evaluations of ASRV’s internal controls and the overall quality of ASRV’s financial reporting.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee,
Margaret A. O’Malley (Chair)
J. Michael Adams, Jr. (Vice Chair)
Daniel A. Onorato
Mark E. Pasquerilla
Sara A. Sargent

CORPORATE GOVERNANCE DOCUMENTS
A copy of our Employee Code of Ethics and Legal Code of Conduct, Code of Conduct for Directors, our Code of Ethics for Senior Financial Officers and the charters of our audit committee, nominating/corporate governance committee, compensation/human resources committee, and investment/ALCO committee are available on our website at https://investors.ameriserv.com/corporate-information/documents and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, by e-mail at info@ameriserv.com or by calling Investor Relations at (814) 533-5193.
FINANCIAL INFORMATION
Requests for printed financial material (including our annual reports, Forms 10-K, 10-Q and Call Reports) should be directed to Michael D. Lynch, Executive Vice President, Chief Financial Officer, Chief Investment Officer & Chief Risk Officer, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, telephone (814) 533-5193.
DIRECTOR INDEPENDENCE AND TRANSACTIONS WITH RELATED PARTIES
Director Independence
The Board undertakes a formal review of director independence semi-annually with input from outside corporate counsel. This process consists of an oral question and answer session at a board meeting at which all directors hear the responses of each director and have an opportunity to evaluate the facts presented. As part of this question and answer session, each director is asked to confirm that there are no facts or circumstances with respect to the director that would be in conflict with the NASDAQ listing standards regarding independence or that would otherwise compromise the director’s independence. This independence review is further supplemented by an annual questionnaire that directors are required to complete that contains a number of questions designed to ascertain the facts necessary to determine independence, as well as facts regarding any related party transactions. Based upon these reviews, the Board has determined that all of our current directors, other than Mr. Stopko, our President and Chief Executive Officer, are independent. In making this determination, the Board considered a number of specific relationships between directors and ASRV as follows:
•
Director Kunkle is the majority owner of Laurel Holdings, Inc. Among other things, Laurel Holdings operates a company that provides janitorial services to the Company. In 2022, the Company paid Laurel Holdings the sum of approximately $220,000 for these services. The amount paid represents less than five percent of Laurel Holdings’ consolidated revenues. Accordingly, the Board concluded that the existence of this relationship did not impair Mr. Kunkle’s independence.

Transactions With Related Parties
Certain directors, nominees, and executive officers or their associates were customers of and had transactions with the Company or its subsidiaries during 2022. Transactions that involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. All transactions, products or services provided to the directors, nominees, executive officers, or their associates by the Company or its subsidiaries are on substantially the same terms and conditions that those directors, nominees, executive officer, or their associates could receive elsewhere.
Review, Approval or Ratification of Transactions with Related Persons
Our audit committee charter requires that the audit committee approve all related party transactions other than routine deposit relationships and loans that otherwise comply with federal regulations. ASRV also reviews the independence of directors semi-annually. During this process, related party transactions are disclosed to all board members.

OTHER MATTERS
The Board knows of no other matters to be presented at the annual meeting. If, however, any other business should properly come before the annual meeting, or any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.
SHAREHOLDER COMMUNICATIONS
Shareholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to the Non-Executive Chairman of the Board, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with our audit committee in writing addressed to the Audit Committee Chair, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
LEGAL PROCEEDINGS
On December 9, 2022, Driver Opportunity Partners I LP filed a complaint in the United States District Court for the Western District of Pennsylvania against the Company pursuant to 15 Pa.C.S. §1508 seeking certain Company books and records. These proceedings are pending.
On March 17, 2023, the Company filed a complaint with the Court of Common Pleas for Cambria County, Pennsylvania against the Driver Group seeking a declaratory judgment that (i) the Company properly rejected the Purported Nomination Notice in accordance with the Bylaws and (ii) due to such rejection, the Driver Group has no right to nominate any candidates for election as directors at the Annual Meeting. On March 29, 2023, Driver Opportunity Partners I LP filed a complaint in the United States District Court for the Western District of Pennsylvania against the Company and the Board. The Driver Group filed a motion for a preliminary injunction in that case seeking, among other things, to enjoin the Annual Meeting until the court determines whether the Purported Nomination Notice was properly rejected. These proceedings are pending. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Driver Group will be disregarded, and no proxies voted in favor of the Purported Driver Nominees will be recognized or tabulated at the Annual Meeting.
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR NEXT ANNUAL MEETING
Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to our 2024 Annual Meeting in accordance with the rules of the SEC must submit such proposal in writing, addressed to: Non-Executive Chairperson of the Board of Directors, AmeriServ Financial, Inc., Executive Offices, P.O. Box 430, Johnstown, Pennsylvania 15907-0430 no later than [•]. In accordance with our Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials, must comply with the procedures specified in our Bylaws, including providing notice thereof in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2024 Annual Meeting is held within thirty days before or after [•], this period will begin on [•] and will end on [•].

In accordance with our Bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the proceeding specified in the Bylaws, including providing proper notice of the nomination in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2024 Annal Meeting is held within thirty days before or after [•], this period will begin on [•], and will end on [•]. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•]. However, if the date of the 2024 Annual Meeting is more than thirty days before or after the anniversary of the date of the Annual Meeting, then such written notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2024 Annual Meeting is first made by the Company and (y) the date which is sixty days prior to the date of the 2024 Annual Meeting.
If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, proxy holders may exercise discretionary voting authority under proxies that we solicit to vote in accordance with their best judgment on any such shareholder proposal or nomination.
By Order of the Board of Directors:
Sharon M. Callihan
Corporate Secretary
[•], 2023

Appendix A
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board, the Board’s candidates and certain officers and other employees of the Company are “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Candidates
The names and present principal occupation of our directors and director candidates, each a Participant, are set forth below. The business address for our current directors and director nominees, except as otherwise noted below, is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
Name	Present Principal Occupation
J. Michael Adams	Managing Member of Mike Adams & Associates, LLC P.O. Box 18205, Pittsburgh, Pennsylvania 15236
Richard W. Bloomingdale	Former (Retired) President of the Pennsylvania American Federation of Labor and Congress of Industrial Organizations
Amy Bradley	President and Chief Executive Officer of Cambria Regional Chamber of Commerce 416 Main St #201, Johnstown, Pennsylvania 15901
Allan Dennison	Non-Executive Chairman of the Board of Directors of AmeriServ Financial, Inc.
David J. Hickton	Founding Director of the Institute for Cyber Law, Policy and Security at the University of Pittsburgh 3900 Forbes Avenue Pittsburgh, Pennsylvania 15260
Kim W. Kunkle	President and Chief Executive Officer of Laurel Holdings, Inc. 111 Roosevelt Blvd Suite 25, Johnstown, Pennsylvania 15906
Margaret A. O’Malley	Owner of Yost & O’Malley 216 Franklin St # 600, Johnstown, Pennsylvania 15901
Daniel Onorato	Executive Vice President and Chief Corporate Affairs Officer of Highmark Health 120 Fifth Avenue, Pittsburgh, Pennsylvania 15222
Mark E. Pasquerilla	Chief Executive Officer and Director of Pasquerilla Enterprises, LP 1 Pasquerilla Plaza, Johnstown, Pennsylvania, 15901
Sara A. Sargent	Owner and President of Sargent’s Court Reporting Service, Inc. 210 Main St., Johnstown, Pennsylvania 15901
Jeffrey A. Stopko	President and Chief Executive Officer of AmeriServ Financial, Inc.
Officers and Employees
Executive officers and employees of the Company who are Participants are Jeffrey A. Stopko, Michael D. Lynch and James T. Huerth. The business address for each is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-04302. Their present principal occupations are stated below, other than Mr. Stopko’s, which is stated above.
Name	Present Principal Occupation
Michael D. Lynch	Executive Vice President, Chief Financial Officer, Chief Investment Officer and Chief Risk Officer of AmeriServ Financial, Inc. and AmeriServ Financial Bank
James T. Huerth	President and Chief Executive Officer of AmeriServ Trust and Financial Services Company

Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of [•], 2023 is set forth in the section entitled “Security Ownership of Directors and Management” in this proxy statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Date	Title of Security	Number of Shares	Transaction
J. Michael Adams	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
Richard W. Bloomingdale	05/17/2021	Common Stock	12.312	Open Market Purchase
	8/16/2021	Common Stock	13.785	Open Market Purchase
	11/22/2021	Common Stock	14.359	Open Market Purchase
	02/22/2022	Common Stock	12.387	Open Market Purchase
	05/23/2022	Common Stock	16.116	Open Market Purchase
	08/22/2022	Common Stock	16.646	Open Market Purchase
	11/21/2022	Common Stock	16.544	Open Market Purchase
	02/21/2023	Common Stock	16.457	Open Market Purchase
Amy Bradley	05/04/2022	Common Stock	4,541	Grant, Award or Other Acquisition
Allan R. Dennison	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	12/31/2021	Common Stock	229	Open Market Purchase
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
	12/30/2022	Common Stock	285	Grant, Award or Other Acquisition
James T. Huerth	07/23/2021	Common Stock	20	Grant, Award or Other Acquisition
	12/07/2021	Common Stock	300	Open Market Purchase
	12/31/2021	Common Stock	10	Open Market Purchase
	02/17/2022	Common Stock	11,402	Exercise or Conversion of Derivative Security
	02/22/2022	Common Stock	2.422	Grant, Award or Other Acquisition
	03/11/2022	Common Stock	401	Open Market Sale
	03/11/2022	Common Stock	2,204	Open Market Sale
	05/20/2022	Common Stock	2,840	Open Market Sale
	05/24/2022	Common Stock	2,454	Open Market Sale
	05/25/2022	Common Stock	328	Open Market Sale
	06/07/2022	Common Stock	871	Open Market Sale
	11/17/2022	Common Stock	1,802	Open Market Sale
	11/18/2022	Common Stock	400	Open Market Sale
	02/24/2023	Common Stock	6,384	Exercise or Conversion of Derivative Security

Name	Date	Title of Security	Number of Shares	Transaction
Kim W. Kunkle	05/17/2021	Common Stock	360.5171	Grant, Award or Other Acquisition
	05/17/2021	Common Stock	122.4702	Grant, Award or Other Acquisition
	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	06/22/2021	Common Stock	100	Open Market Purchase
	06/24/2021	Common Stock	2,0000	Open Market Purchase
	06/25/2021	Common Stock	5,9000	Open Market Purchase
	07/23/2021	Common Stock	20,000	Open Market Sale
	07/29/2021	Common Stock	23,390	Open Market Purchase
	08/16/2021	Common Stock	440.2969	Grant, Award or Other Acquisition
	08/16/2021	Common Stock	136.8773	Grant, Award or Other Acquisition
	11/17/2021	Common Stock	1,000	Open Market Purchase
	11/18/2021	Common Stock	1,000	Open Market Purchase
	11/18/2021	Common Stock	1,100	Open Market Purchase
	11/18/2021	Common Stock	100	Open Market Purchase
	11/18/2021	Common Stock	800	Open Market Purchase
	11/18/2021	Common Stock	1,000	Open Market Purchase
	11/18/2021	Common Stock	1,000	Open Market Purchase
	11/19/2021	Common Stock	2,000	Open Market Purchase
	11/19/2021	Common Stock	1,000	Open Market Purchase
	11/19/2021	Common Stock	4,000	Open Market Purchase
	11/22/2021	Common Stock	452	Grant, Award or Other Acquisition
	11/22/2021	Common Stock	140	Grant, Award or Other Acquisition
	11/22/2021	Common Stock	39	Grant, Award or Other Acquisition
	11/30/2021	Common Stock	1,500	Open Market Purchase
	11/30/2021	Common Stock	2,000	Open Market Purchase
	11/30/2021	Common Stock	1,000	Open Market Purchase
	11/30/2021	Common Stock	500	Open Market Purchase
	11/30/2021	Common Stock	520	Open Market Purchase
	11/30/2021	Common Stock	1,200	Open Market Purchase
	11/30/2021	Common Stock	770	Open Market Purchase
	11/30/2021	Common Stock	561	Open Market Purchase
	11/30/2021	Common Stock	2,310	Open Market Purchase
	11/30/2021	Common Stock	439	Open Market Purchase
	12/01/2021	Common Stock	449	Open Market Purchase
	12/03/2021	Common Stock	196	Open Market Purchase
	12/06/2021	Common Stock	2,045	Open Market Purchase
	12/07/2021	Common Stock	2,272	Open Market Purchase
	12/07/2021	Common Stock	12	Open Market Purchase
	12/07/2021	Common Stock	1,500	Open Market Purchase
	12/07/2021	Common Stock	385	Open Market Purchase
	12/07/2021	Common Stock	300	Open Market Purchase
	12/07/2021	Common Stock	279	Open Market Purchase

Name	Date	Title of Security	Number of Shares	Transaction
	12/07/2021	Common Stock	1,137	Open Market Purchase
	12/07/2021	Common Stock	600	Open Market Purchase
	12/07/2021	Common Stock	6	Open Market Purchase
	12/07/2021	Common Stock	2,400	Open Market Purchase
	12/07/2021	Common Stock	284	Open Market Purchase
	12/07/2021	Common Stock	325	Open Market Purchase
	02/22/2022	Common Stock	388	Grant, Award or Other Acquisition
	02/22/2022	Common Stock	121	Grant, Award or Other Acquisition
	02/22/2022	Common Stock	43	Grant, Award or Other Acquisition
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
	05/19/2022	Common Stock	300	Open Market Purchase
	06/02/2022	Common Stock	1,314	Open Market Purchase
	05/23/2022	Common Stock	518	Grant, Award or Other Acquisition
	05/23/2022	Common Stock	161	Grant, Award or Other Acquisition
	05/23/2022	Common Stock	58	Grant, Award or Other Acquisition
	06/10/2022	Common Stock	2	Open Market Purchase
	06/14/2022	Common Stock	3,008	Open Market Purchase
	06/15/2022	Common Stock	2	Open Market Purchase
	06/16/2022	Common Stock	193	Open Market Purchase
	06/17/2022	Common Stock	538	Open Market Purchase
	06/21/2022	Common Stock	1,143	Open Market Purchase
	07/19/2022	Common Stock	220	Open Market Purchase
	07/27/2022	Common Stock	2,000	Open Market Purchase
	08/22/2022	Common Stock	582	Grant, Award or Other Acquisition
	08/22/2022	Common Stock	165	Grant, Award or Other Acquisition
	08/22/2022	Common Stock	60	Grant, Award or Other Acquisition
	08/30/2022	Common Stock	112	Open Market Purchase
	08/31/2022	Common Stock	591	Open Market Purchase
	09/26/2022	Common Stock	817	Open Market Purchase
	09/28/2022	Common Stock	705	Open Market Purchase
	09/29/2022	Common Stock	1,507	Open Market Purchase
	09/30/2022	Common Stock	1,824	Open Market Purchase
	10/03/2022	Common Stock	724	Open Market Purchase
	11/21/2022	Common Stock	575	Grant, Award or Other Acquisition
	11/21/2022	Common Stock	258	Grant, Award or Other Acquisition
	11/21/2022	Common Stock	59	Grant, Award or Other Acquisition
	02/21/2023	Common Stock	584	Grant, Award or Other Acquisition
	02/21/2023	Common Stock	263	Grant, Award or Other Acquisition
	02/21/2023	Common Stock	60	Grant, Award or Other Acquisition
Michael D. Lynch	11/30/2022	Common Stock	3,000	Exercise or Conversion of Derivative Security
	02/10/2023	Common Stock	2,000	Exercise or Conversion of Derivative Security
	03/06/2023	Common Stock	1,061	Exercise or Conversion of Derivative Security

Name	Date	Title of Security	Number of Shares	Transaction
Margaret A. O’Malley	05/17/2021	Common Stock	112.071	Grant, Award or Other Acquisition
	05/17/2021	Common Stock	236.7057	Grant, Award or Other Acquisition
	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	08/16/2021	Common Stock	264.5482	Grant, Award or Other Acquisition
	08/16/2021	Common Stock	125.2522	Grant, Award or Other Acquisition
	11/22/2021	Common Stock	271	Open Market Purchase
	11/22/2021	Common Stock	129	Open Market Purchase
	02/22/2022	Common Stock	233	Grant, Award or Other Acquisition
	02/22/2022	Common Stock	110	Grant, Award or Other Acquisition
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
	05/23/2022	Common Stock	311	Grant, Award or Other Acquisition
	05/23/2022	Common Stock	147	Grant, Award or Other Acquisition
	08/22/2022	Common Stock	319	Grant, Award or Other Acquisition
	08/22/2022	Common Stock	151	Grant, Award or Other Acquisition
	11/21/2022	Common Stock	315	Grant, Award or Other Acquisition
	11/21/2022	Common Stock	149	Grant, Award or Other Acquisition
	02/21/2023	Common Stock	321	Grant, Award or Other Acquisition
	02/21/2023	Common Stock	152	Grant, Award or Other Acquisition
Daniel A. Onorato	05/17/2021	Common Stock	50.888	Open Market Purchase
	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	08/16/2021	Common Stock	94.2491	Open Market Purchase
	11/22/2021	Common Stock	97	Open Market Purchase
	02/22/2022	Common Stock	83	Grant, Award or Other Acquisition
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
	05/23/2022	Common Stock	111	Grant, Award or Other Acquisition
	08/22/2022	Common Stock	165	Grant, Award or Other Acquisition
	11/21/2022	Common Stock	163	Grant, Award or Other Acquisition
	02/21/2023	Common Stock	165	Grant, Award or Other Acquisition
Mark E. Pasquerilla	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
Sara A. Sargent	05/20/2021	Common Stock	5,885	Grant, Award or Other Acquisition
	05/11/2022	Common Stock	6,816	Grant, Award or Other Acquisition
Jeffrey A. Stopko	06/11/2021	Common Stock	1,000	Open Market Purchase
	07/27/2021	Common Stock	1,000	Grant, Award or Other Acquisition
	09/03/2021	Common Stock	2,006	Open Market Purchase
	10/27/2021	Common Stock	6,500	Exercise or Conversion of Derivative Security
	11/18/2021	Common Stock	677	Open Market Purchase
	11/19/2021	Common Stock	2,500	Open Market Purchase

Name	Date	Title of Security	Number of Shares	Transaction
	12/31/2021	Common Stock	1,193	Open Market Purchase
	01/31/2022	Common Stock	4,903	Exercise or Conversion of Derivative Security
	03/10/2022	Common Stock	1,000	Open Market Purchase
	10/28/2022	Common Stock	2,000	Exercise or Conversion of Derivative Security
	12/30/2022	Common Stock	1,689	Grant, Award or Other Acquisition
	01/27/2022	Common Stock	4,515	Exercise or Conversion of Derivative Security
	02/02/2023	Common Stock	100	Open Market Purchase
	02/02/2023	Common Stock	900	Open Market Purchase
	02/03/2023	Common Stock	1,000	Open Market Purchase
	02/03/2023	Common Stock	116	Open Market Purchase
	02/06/2023	Common Stock	1,000	Open Market Purchase
	02/08/2023	Common Stock	1,884	Open Market Purchase
	03/10/2023	Common Stock	1,500	Open Market Purchase
Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any parent or subsidiaries of the Company, or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix A is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Other than as set forth in this proxy statement, there are no material proceedings to which any Participant or any associate of any Participant has been a party which is adverse to the Company or any of its subsidiaries, nor does any Participant or any associate of any Participant have a material interest adverse to the Company or any of its subsidiaries.
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates or immediate family members have or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Appendix B
ARTICLES AMENDMENT
6.
The business and affairs of the Corporation shall be managed by a Board of Directors comprised as follows:

(a)
The whole Board of Directors shall consist of such number of persons, not less than 5 nor more than 25, as may from time to time be determined by the Board pursuant to a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof.

(b)
Beginning with the Board of Directors to be elected at the annual meeting of shareholders to be held in 1986, the Directors shall be classified, in respect solely to the time for which they shall severally hold office, by dividing them into three classes as nearly equal in number as possible. At the annual meeting of shareholders to be held in 1986, separate elections shall be held for the directors of each class, the term of office of directors of the first class to expire at the first annual meeting after their election; the term of office of the directors of the second class to expire at the second annual meeting after their election; and the term of office of the directors of the third class to expire at the third annual meeting after their election. At each succeeding annual meeting, the shareholders shall elect directors of the class whose term then expires, to hold office until the third succeeding annual meeting. Each director shall hold office for the term for which elected and until his or her successor shall be elected and shall qualify.

(c)
Any director, any class of directors or the entire Board of Directors may be removed from office by shareholder vote at any time, without assigning any cause, but only if the holders of not less than two-thirds of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at an annual election of directors voting together as a single class, shall vote in favor of such removal.

(d)
Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled only by a majority vote of the remaining directors then in office, though less than a quorum, except that vacancies resulting from removal from office by a vote of the shareholders may be filled by the shareholders at the same meeting at which such removal occurs. All directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

(e)
Whenever the holders of any class or series of preferred stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, none of the foregoing provisions of this Article Sixth shall apply with respect to the director or directors elected by such holders of preferred stock.

(f)
The shareholders of the Corporation shall not be entitled to cumulate their votes for the election of directors.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED APRIL 5, 2023AMERISERV FINANCIAL, INC. 216 FRANKLIN STREETP.O. BOX 430 JOHNSTOWN, PA 15907SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ASRV2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to AMERISERV FINANCIAL, INC., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.If you vote over the Internet, please do not mail your card.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V12489-Z84747KEEP THIS PORTION FOR YOUR RECORDSTHIS GOLD PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYAMERISERV FINANCIAL, INC.IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED IN FAVORFor Withhold All AllFor All ExceptTo withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.OF MATTERS NO. 1, NO. 2, NO. 3. AND NO. 4.The Board of Directors recommends you vote FOR the following:1. Election of Class I directors for Terms Expiring 2025Nominees:01) Richard W. Bloomingdale02) David J. Hickton03) Daniel A. Onorato! ! ! The Board of Directors recommends you vote FOR Matter Nos. 2, 3 and 4.For Against Abstain2. The approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulative voting in director elections (the “Articles Amendment”).3. An advisory vote to approve the compensation of the named executive officers of AmeriServ Financial, Inc. ! ! !4. The ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending ! ! !December 31, 2023.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.Please sign, date and return your proxy card promptly in the enclosed addressed envelope.Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, etc., you should indicate your full title. If stock is in joint names, each joint owner should sign.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V12490-Z84747GOLD PROXY CARDAMERISERV FINANCIAL, INC.2023 ANNUAL MEETING OF SHAREHOLDERSThe undersigned shareholder(s) of AmeriServ Financial,Inc.(the "Company"), Johnstown, Pennsylvania do(es) hereby appoint Barry Gilchrist, Betty L. Jakell, and Mark Grasser, or any one of them, my (our) attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Company standing in my (our) name(s) on its books on [ ], 2023, at the Annual Meeting of its Shareholders to be held virtually on[ ], [ ], 2023 at [ ], or any adjournment(s) thereof, as follows on the reverse side.THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE COMPANY'S NOMINEES ON MATTER NO. 1, “FOR” MATTER NO. 2, "FOR" MATTER NO. 3 AND “FOR” MATTER NO. 4, USING THE GOLD PROXY CARD. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON EACH MATTER. FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE ANNUAL MEETING, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14a-4(c).This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of said Company.CONTINUED AND TO BE SIGNED ON REVERSE SIDEYour vote is important. Please vote immediately.